UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JANUARY 1, 2011 – December 31, 2011 (Annual Shareholder Report)

Item 1. Reports to Shareholders

Annual Report

Managers Funds

December 31, 2011

Managers International Equity Fund

Managers Emerging Markets Equity Fund

Managers Global Bond Fund

(currently known as Managers Global Income Opportunity Fund)

Managers
INVESTMENT GROUP

AR001-1211

The Managers Funds

Annual Report — December 31, 2011

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers International Equity Fund	4

Managers Emerging Markets Equity Fund	12

Managers Global Bond Fund	19

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	27

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	33
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	34
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	35
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	37
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	39
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47

TRUSTEES AND OFFICERS	48

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Both non-U.S. developed and emerging markets struggled in 2011, with a majority of losses concentrated in the third quarter. Early in the year, markets were surprisingly resilient given significant macroeconomic events such as the Arab Spring and the devastating consequences of the Japanese tsunami. However, markets were not nearly as resilient during the summer months as the fear of European sovereign debt contagion shook equity markets. In addition, the stalemate in Washington involving the U.S. debt ceiling along with the S&P downgrade of U.S. sovereign credit rating had a debilitating effect on non-U.S. equities as well. The end of September and into the fourth quarter, however, featured almost a complete reversal of the “risk off” trade from the summer months with markets responding positively both to the coordinated efforts of European policymakers to head off issues surrounding their collective sovereign debt crisis. International equities, however, were never able to fully recover as they did in the U.S. As for global bond markets, a low interest rate environment throughout the year continued to reinforce the reach for yield. Bond markets were generally positive amidst the volatility and were led by government issues as measured by the Barclays Capital Global Government Bond Index which returned 9.13% for the year.

Periods Ended 12/31/11	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date
Managers International Equity Fund	(17.81)%	(13.98)%	5.72%	(7.07)%	2.69%	12/31/1985
MSCI EAFE Index (Net)	(16.31)%	(12.14)%	7.65%	(4.72)%	4.67%
Managers Emerging Markets Equity Fund	(20.77)%	(20.31)%	15.07%	(2.32)%	11.01%	2/9/1998
MSCI EM Index (Net)	(19.13)%	(18.42)%	20.07%	2.40%	13.86%
MSCI EM Index (Gross)	(19.01)%	(18.17)%	20.42%	2.70%	14.20%

Managers Global Bond Fund	(1.50)%	3.39%	11.28%	5.90%	7.89%	3/25/1994
Barclays Capital Global Aggregate Bond Index	1.21%	5.64%	6.04%	6.46%	7.16%

For the year ended December 31, 2011, the Managers International Equity Fund returned -13.98%, underperforming the return of -12.14% for the MSCI EAFE Index. For the year ended December 31, 2011, the Managers Emerging Markets Equity Fund returned -20.31%, underperforming the return of -18.42% for the MSCI Emerging Markets Index. At a meeting held on January 17, 2012, The Managers Funds Board of Trustees approved a plan to liquidate both the Managers International Equity and Managers Emerging Market Equity Funds. The liquidations are expected to occur on or about March 9, 2012.

1

Letter to Shareholders (continued)

For the year ended December 31, 2011, the Managers Global Bond Fund returned 3.39%, underperforming the return of 5.64% for the Barclays Capital Global Aggregate Bond Index. The major drivers of the Fund’s underperformance relative to the benchmark were its emphasis on higher yielding corporate bonds, with a related underweight to Treasuries, and select positioning among emerging market currencies. Effective February 1, 2012, the name of the Managers Global Bond Fund was changed to Managers Global Income Opportunity Fund. In addition to the name change, the Fund made enhancements to supply the manager with greater flexibility to implement its best global investment ideas in the Fund.

The following report covers the one-year period ended December 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit our web site for information on other MIG product offerings. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2011	Expense Ratio for the Period	Beginning Account Value 07/01/2011	Ending Account Value 12/31/2011	Expenses Paid During the Period*
Managers International Equity Fund
Based on Actual Fund Return	1.34%	$1,000	$822	$6.15
Based on Hypothetical 5% Annual Return	1.34%	$1,000	$1,018	$6.82
Managers Emerging Markets Equity Fund
Based on Actual Fund Return	1.64%	$1,000	$792	$7.41
Based on Hypothetical 5% Annual Return	1.64%	$1,000	$1,017	$8.34
Managers Global Bond Fund
Based on Actual Fund Return	1.10%	$1,000	$985	$5.50
Based on Hypothetical 5% Annual Return	1.10%	$1,000	$1,020	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers International Equity Fund

Investment Manager’s Comments

The Managers International Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation. Income is the Fund’s secondary objective.

The Managers International Equity Fund ordinarily invests at least 80% of assets in equity securities, and at least 65% of assets in common and preferred stocks of companies domiciled outside the United States. The Fund intends to diversify investments among both countries and sectors. Investments may be made in companies in developed as well as developing countries. The Fund may also engage in currency-hedging strategies and may invest in companies of any size. The MSCI EAFE Index (the “Index”) is the benchmark for the Fund.

THE PORTFOLIO MANAGERS

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps the Fund tap the market’s full potential by focusing different analytical insights on each potential investment. Fund management strives to achieve its performance goals and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

AllianceBernstein L.P.’s Investment Research and Management (“AllianceBernstein”)

AllianceBernstein’s approach to investing is value based and research driven. The thesis of AllianceBernstein’s investment philosophy is that human nature leads investors to buy and sell financial assets based on an overreaction to near-term events. They believe investors confuse temporary or cyclical characteristics with the creation of buying opportunities, as investors underestimate the potential for corrective strategies to restore long-term earnings power. The investment team, led by Kevin Simms, attempts to exploit this disconnect by using research to separate fact from emotion.

The primary driver of AllianceBernstein’s performance is research-driven security selection. AllianceBernstein screens their initial universe with a proprietary return model in order to identify the companies with the most attractive value attributes. The model derives an expected return for each company within the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint, evaluating such factors as price-to-cash earnings, price-to-book, return on equity, and price momentum. The ideal company would exhibit strong fundamentals and have strong future business prospects.

Portfolio Construction

•	Initial investable universe is composed of all companies within the countries of the MSCI All Country World Index ex U.S. universe with a market capitalization greater than $750M
•	Investment team screens this universe using a proprietary-return model to identify the companies with the most attractive value attributes

•	The model derives an expected return for each company in the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint

•	Factors include price-to-cash earnings, price-to-book, return on equity, and price momentum

•	Analysts perform extensive research, focusing on the most attractively valued stocks

•	They then build detailed spreadsheets of historical and projected balance-sheet and income-statement information in order to estimate:

—	Normalized earnings power

—	Cash flow and asset values for each company for the next five years

•	Perform simulations to see the potential impact of changes in various financial-statement components

•	Analysts present their estimates and ratings for each security to the Research Review Committee of the Investment Policy Group

•	The Committee challenges the analysts’ assumptions and conclusions to ensure they are sound

The Portfolio

•	Typically holds 30-85 stocks

•	Initial stock weightings are 0.5% - 3.5%

•	Maximum 8%

Lazard Asset Management, LLC (“Lazard”)

Portfolio Manager William (Willy) Holzer believes that there is a single global economy and marketplace within which everything is connected. Within this single market it is important to distinguish between three types of companies: domestic companies are those that produce, sell, and raise capital all in their home country; international companies are those that produce at home, but sell their products and raise capital anywhere in the world; and global companies are those that produce, sell, and raise capital anywhere in the world. Holzer will invest in any of these types of companies in order to capitalize on a theme. However, he prefers global companies, which generally have the flexibility and resources to exploit global trends.

Willy Holzer can be described as a “top-down” thematic investor whose themes are based on bottom-up observations and company analysis. He views the world as a single global economic unit as opposed to a collection of separate country economies. Willy focuses his efforts by first analyzing the connections within the global economy and from this analysis develops global investment themes. These themes target the segments of the global economy

4

Managers International Equity Fund

Investment Manager’s Comments (continued)

that he believes are most likely to provide attractive long-term investment returns and that also represent an asymmetric investment opportunity in the investor’s favor.

Portfolio Construction

•	Portfolio Manager leverages stock ideas and research from top-down themes based on bottom-up observations and company analysis

•	Portfolio is constructed around approximately ten investment themes to diversify opportunity sets and provide risk benefits

•	Portfolio heavily weights large-capitalization, multi-national companies

•	Concentrated in the developed markets

•	May have operations or distribution in the emerging markets

The Portfolio

•	Portfolio typically holds 90 to 110 stocks

•	Initial stock weightings are 1.0% to 1.5%

•	Maximum 3%

•	Relatively low turnover in the 30% to 40% annual range

Martin Currie Inc. (“Martin Currie”)

Martin Currie, based in Edinburgh, Scotland, is a 129- year old firm. It specializes in developed market ex-U.S. mandates and currently manages $8.6B for a global client base of pension funds, family offices, multi-managers, banks, public funds, foundations, sub-advisory clients and wrap programs. Willie Watt, the firm’s Chief Executive Officer, joined the firm in 2000 and was at the forefront of evolving Martin Currie from a firm that focused on adding value via a top-down investment process to its current process, which uses bottom-up stock selection analysis as its primary portfolio management focus.

James Fairweather, Chief Investment Officer, heads the international equity investment team which has four members who have 75 years of total investment experience. The team is supported in their efforts by an experienced 14- person global sector analyst staff with no member having less than 9 years of total investment experience. In addition, regional teams also support the stock selection process by contributing insights and ideas on companies within their specific geographic coverage area. Finally, a separate risk management team helps support the portfolio construction.

Portfolio Construction

•	Focused on identifying companies at the earlier stages of change with the thought that the market usually underestimates the amount by which change will take place

•	Team uses a fully integrated global approach to stock selection and use a high level of communication across regions to build a truly global portfolio
•	Focus on speaking a common language when doing all stock level research with the emphasis on quality, value, growth, and change

•	Risk is managed at every level of the investment process including when conducting stock selection and when constructing the portfolio

The Portfolio

•	Portfolio typically holds 45 to 80 stocks

•	Holdings tend to have low cross-stock correlations

•	Holdings tend to have low sensitivity to macro factors

•	Forecasted tracking error 4% to 6% relative to MSCI EAFE Index

THE YEAR IN REVIEW

For the year 2011, the Fund returned -13.98%, underperforming the return of -12.14% for the MSCI EAFE Index. (Note that unless otherwise stated, all performance cited in this commentary is in U.S. Dollars).

International equity markets struggled in 2011, with a majority of losses concentrated in the third quarter. Early in the year, markets were surprisingly resilient given significant macroeconomic events such as the Arab Spring and the devastating consequences of the Japanese tsunami. However, markets were not nearly as resilient during the summer months as the fear of European sovereign debt contagion shook equity markets. In addition, the stalemate in Washington involving the U.S. debt ceiling along with the S&P downgrade of U.S. sovereign credit rating had a debilitating effect on non-U.S. equities as well. The end of September and into the fourth quarter, however, featured almost a complete reversal of the “risk off” trade from the summer months with markets responding positively both to the coordinated efforts of European policymakers to head off issues surrounding their collective sovereign debt crisis. For the full calendar year, there was a sharp dichotomy in performance at the sector level within non-US. equities with the defensive consumer staples (4.5%) and health care (6.3%) sectors offering modest but positive returns while more cyclically geared sectors such as information technology (-18.3%) and materials (-22.6%) struggled amid the uncertainty.

For the year, the Fund’s underperformance was primarily driven by stock selection, particularly within the energy sector. In addition, the Fund’s underweight to the defensive consumer staples sector was a net detractor to performance. The losses were mitigated, however, by strong stock selection within the Fund’s information technology and telecomm holdings. At the manager level, both Lazard and Martin Currie outperformed in 2011 while Bernstein failed to keep pace with the benchmark. Martin Currie, in particular, performed well boosted by strong stock selection as well as by their higher quality focus.

5

Managers International Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers International Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Managers International Equity Fund on December 31, 2001, to a $10,000 investment made in the MSCI EAFE for the same time period. The table is not intended to imply any future performance of the Fund. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers International Equity Fund and the MSCI EAFE Index from December 31, 2001 through December 31, 2011.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Managers International Equity Fund[2,3,4]	(13.98)%	(7.07)%	2.69%
MSCI EAFE Index(Net)	(12.14)%	(4.72)%	4.67%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]         Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

[4]          The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.

The MSCI EAFE® Index (Net) (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Unlike the Fund, the MSCI EAFE Index is unmanaged, is not available for investment, and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers International Equity Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Industry	Managers International Equity Fund**	MSCI EAFE Index®
Financials	21.5%	21.4%
Materials	11.4%	10.1%
Consumer Discretionary	10.9%	10.0%
Energy	10.5%	9.2%
Industrials	9.9%	12.5%
Health Care	8.9%	10.0%
Consumer Staples	8.4%	11.5%
Information Technology	6.3%	4.7%
Telecommunication Services	5.7%	6.1%
Utilities	2.9%	4.5%
Other Assets and Liabilities	3.6%	0.0%

** As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
Vodafone Group PLC*	2.4%
Novartis AG*	2.1
BP PLC	1.9
GlaxoSmithKline PLC	1.8
AstraZeneca PLC*	1.5
Nestle SA, Registered	1.4
Royal Dutch Shell PLC, Class B	1.3
Prudential PLC*	1.2
Air Liquide SA	1.1
ING Groep N.V.*	1.1

Top Ten as a Group	15.8%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers International Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers International Equity Fund*	MSCI EAFE Index®
Australia	2.6%	8.6%
Austria	0.0%	1.0%
Belgium	0.2%	0.9%
Bermuda	0.4%	0.4%
Brazil	3.6%	0.0%
Canada	4.4%	0.0%
Cayman Islands	0.0%	0.8%
China	1.3%	0.0%
Denmark	0.0%	0.8%
Finland	0.0%	0.5%
France	7.1%	8.7%
Germany	6.6%	7.8%
Greece	0.0%	0.3%
Hong Kong	5.1%	2.4%
India	0.7%	0.0%
Ireland	0.0%	0.2%
Israel	0.7%	0.7%
Italy	0.8%	2.2%
Japan	18.8%	21.6%
Jersey, Channel Islands	0.0%	0.2%
Luxembourg	0.0%	0.1%
Netherlands	5.3%	2.7%
New Zealand	0.0%	0.1%
Norway	0.4%	0.8%
Portugal	0.4%	0.2%
Russia	1.9%	0.0%
Singapore	1.3%	1.5%
South Africa	0.6%	0.0%
South Korea	2.8%	0.0%
Spain	0.5%	3.3%
Supranational & Other	0.1%	0.2%
Sweden	1.0%	3.0%
Switzerland	7.9%	8.5%
Taiwan	2.4%	0.0%
Thailand	0.4%	0.0%
Turkey	0.2%	0.0%
United Kingdom	19.1%	22.4%
United States	3.4%	0.1%

	100.0%	100.0%

*	As a percentage of total market value on December 31, 2011.

8

Managers International Equity Fund

Schedule of Portfolio Investments

December 31, 2011

	Shares		Value

Common Stocks - 96.4%
Consumer Discretionary - 10.9%
adidas-Salomon AG (Germany)	6,293		$408,875
Bridgestone Corp. (Japan)	29,000		656,796
British Sky Broadcasting PLC (United Kingdom)	25,674		292,099
Compagnie Financiere Richemont SA (Switzerland)	7,156		359,966
Cyrela Brazil Realty, S.A. (Brazil)	22,200		176,624
Daimler AG (Germany)	8,623		377,760
GKN PLC (United Kingdom)	213,563		606,454
Magna International, Inc. (Canada)	9,500		317,055
Mazda Motor (Japan)*	151,000		265,500
New World Department Store China, Ltd. (Hong Kong)	7,000		3,984
Nissan Motor Co., Ltd. (Japan)	53,600		479,993
Parkson Retail Group, Ltd. (China)	30,500		37,354
Pearson PLC (United Kingdom)	39,216		736,026
Persimmon PLC (United Kingdom)	41,547		303,098
Renault SA (France)	13,010		449,278
Sekisui House, Ltd. (Japan)	42,000		373,229
Sharp Corp. (Japan)	52,000		453,287
SJM Holdings, Ltd. (Hong Kong)	192,000		311,569
Sony Corp. (Japan)	31,100		560,764
Volkswagen AG (Germany)	17,300		207,744
Vivendi Universal SA (France)	13,250		289,241
Sumitomo Rubber Industries, Ltd. (Japan)	3,510		524,784
Total Consumer Discretionary			8,191,480
Consumer Staples - 8.4%
Asahi Breweries, Ltd. (Japan)	13,200		289,567
British American Tobacco PLC (United Kingdom)	8,171		387,632
Groupe Danone SA (France)	5,771		362,144
Heineken N.V. (Netherlands)	8,344		386,287
Henkel AG & Co., KGaA (Germany)	6,363		366,815
Japan Tobacco, Inc. (Japan)	151		710,080
Koninklijke Ahold N.V. (Netherlands)	31,260		420,152
Lawson,, Inc. (Japan)	5,900		367,602
Metro AG (Germany)	3,148		114,786
Nestle SA, Registered (Switzerland)	17,718		1,017,430
Seven & i Holdings Co., Ltd. (Japan)	12,500		348,372
South African Brewing (United Kingdom)	7,662		269,368
Tate & Lyle PLC (United Kingdom)	29,832		326,136
Tingyi Cayman Islands Holding Corp. (China)	40,000	[2]	121,161

	Shares		Value

Unilever PLC (United Kingdom)	11,700		$392,346
Uni-President Enterprises Corp. (Taiwan)	136,788		199,602
X5 Retail Group, N.V., GDR (Russia)*	9,200		209,706
Total Consumer Staples			6,289,186
Energy - 10.5%
BP PLC (United Kingdom)	200,590		1,428,849
Canadian Natural Resources, Ltd. (Canada)	11,400		426,906
Cenovus Energy, Inc. (Canada)	12,868	[2]	427,312
China Shenhua Energy Co., Ltd. (China)	110,000		475,670
EnCana Corp. (Canada)	6,768	[2]	125,494
Gazprom OAO, Sponsored ADR (Russia)	76,669		816,826
INPEX Corp. (Japan)	68		428,144
Lukoil OAO, Sponsored ADR (Russia)	8,148		431,267
Nexen, Inc. (Canada)	21,898		348,434
Petrofac, Ltd. (United Kingdom)	22,583		505,071
Petroleo Brasileiro, S.A., ADR (Brazil)	14,325		336,494
Petroleo Brasileiro, S.A., Sponsored ADR (Brazil)	6,500		161,525
Royal Dutch Shell PLC, Class A (Netherlands)	3,400		123,933
Royal Dutch Shell PLC, Class B (Netherlands)	24,820		944,093
SeaDrill, Ltd. (Bermuda)*	7,910		263,791
Technip-Coflexip, ADR (France)	4,584		429,749
Woodside Petroleum, Ltd. (Australia)	6,100		190,948
Total Energy			7,864,506
Financials - 21.5%
Aegon (Netherlands)*	66,020		263,861
AIA Group, Ltd. (Hong Kong)	238,400		742,121
Allianz SE (Germany)	5,810		554,878
Banco do Brasil, S.A. (Brazil)	31,200		396,430
Banco Santander, S.A. (Brazil)	21,600		173,240
Bank of East Asia, Ltd. (Hong Kong)	30,490	[2]	115,047
Bank of Yokohama, Ltd., The (Japan)	80,000		377,439
BNP Paribas SA (France)	13,738		534,948
CapitaLand, Ltd. (Singapore)	120,500		205,073
CapitaMalls Asia, Ltd. (Singapore)	69,000		60,091
Cathay Financial Holding Co., Ltd. (Taiwan)	115,783		124,824
China Life Insurance Co., Ltd. (China)	34,000		83,795
China Overseas Land & Investment, Ltd. (Hong Kong)	334,189		554,614
Chinatrust Financial Holding Co., Ltd. (Taiwan)	235,839		146,967
Chuo Mitsui Trust Holdings, Inc. (Japan)	31,760		93,137
Dai-ichi Mutual Life Insurance Co., The (Japan)	110		107,987

The accompanying notes are an integral part of these financial statements. 9

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Financials—21.5% (continued)
Daiwa House Industry Co., Ltd. (Japan)	17,000	$203,230
Daiwa Securities Group, Inc. (Japan)	16,000	49,750
DBS Group Holdings, Ltd. (Singapore)	33,500	297,355
Deutsche Boerse AG (Germany)*	915	47,889
DnB Holding ASA (Norway)	29,600	288,504
Hana Financial Group, Inc. (South Korea)	4,400	136,344
Hang Lung Properties, Ltd. (Hong Kong)	29,000	82,319
HDFC Bank, Ltd. (India)	22,575	181,554
Henderson Land Development Co., Ltd. (Hong Kong)	61,000	302,179
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	35,900	571,241
HSBC Holdings PLC (United Kingdom)	95,783	731,206
ING Groep N.V. (Netherlands)*	117,981	843,751
Itau Unibanco Holding, S.A. (Brazil)	16,000	291,564
Kasikornbank PCL (Thailand)	85,200	335,604
KB Financial Group, Inc. (South Korea)	11,395	359,061
KBC Bank & Insurance Group, Inc. (Belgium)	10,400	130,039
Legal & General Group PLC (United Kingdom)	248,628	397,323
Lloyds TSB Group PLC (United Kingdom)*	662,800	266,232
Macquarie Group, Ltd. (Australia)	11,527	279,910
Mitsubishi Estate Co., Ltd. (Japan)	34,000	506,988
Mitsubishi Tokyo Financial Group, Inc. (Japan)	171,300	725,195
Mitsui Fudosan Co., Ltd. (Japan)	13,000	189,562
Muenchener Rueckversicherungs AG (Germany)	2,670	327,188
National Australia Bank, Ltd. (Australia)	22,200	528,837
Nomura Holdings, Inc. (Japan)	41,100	123,741
Oversea-Chinese Banking Corp., Ltd. (Singapore)	66,000	398,036
Prudential PLC (United Kingdom)	93,413	924,237
Societe Generale (France)	19,185	423,520
Standard Chartered PLC (United Kingdom)	16,035	350,723
Sumitomo Mitsui Financial Group, Inc. (Japan)	10,200	282,874
Sumitomo Realty & Development Co., Ltd. (Japan)	11,000	192,194
Sun Hung Kai Properties, Ltd. (Hong Kong)	26,000	324,920
T&D Holdings, Inc. (Japan)	11,200	104,282
Turkiye Is Bankasi A.S. (Isbank) (Turkey)	73,200	127,693
Zurich Financial Services AG (Switzerland)*	1,197	269,693
Total Financials		16,129,190

	Shares		Value

Health Care - 8.9%
Actelion, Ltd. (Switzerland)*	6,531		$223,405
AstraZeneca PLC (United Kingdom)	24,570		1,134,929
Fresenius Medical Care AG (Germany)	5,277		358,435
GlaxoSmithKline PLC (United Kingdom)	58,109		1,324,057
Mindray Medical International, Ltd., Sponsored ADR (China)	10,200	[2]	261,528
Novartis AG (Switzerland)	27,786		1,586,389
Roche Holding AG (Switzerland)	3,500		591,914
Sanofi-Aventis SA (France)	9,812		717,233
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Israel)	4,400		177,584
Yamanouchi Pharmaceutical Co., Ltd. (Japan)	7,900		320,798
Total Health Care			6,696,272
Industrials - 9.9%
ABB, Ltd. (Switzerland)*	25,367		476,551
ABB, Ltd., ADR (Switzerland)*	22,630		424,518
Asahi Glass Co., Ltd. (Japan)	52,000	[2]	434,715
Atlas Copco AB (Sweden)	18,560		397,676
Bouygues (France)	17,664		555,544
China Merchants Holdings International Co., Ltd. (Hong Kong)	106,000		306,586
Daikin Industries, Ltd. (Japan)	10,600		289,349
FANUC, Ltd. (Japan)	4,700		716,902
Far Eastern New Century Corp. (Taiwan)	123,927		143,710
Kajima Corp. (Japan)	26,000		79,794
Mitsubishi Corp. (Japan)	13,600		274,105
Mitsubishi Heavy Industries., Ltd. (Japan)	59,700		253,558
Mitsui & Co., Ltd. (Japan)	29,400		455,678
QR National, Ltd. (Australia)*	95,339	[2]	333,044
Safran SA (France)	9,528		284,944
Schneider Electric SA (France)	8,654		452,442
Serco Group PLC (United Kingdom)	42,310		311,311
Shimizu Corp. (Japan)	20,000		84,059
Siemens AG (Germany)	3,360		321,470
Sumitomo Electric Industries, Ltd. (Japan)	41,000		443,894
Tostem Inax Holding Corp. (Japan)	8,500		162,910
Yamato Transport Co., Ltd. (Japan)	11,000		185,137
Total Industrials			7,387,897

The accompanying notes are an integral part of these financial statements. 10

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value

Information Technology - 6.3%
Advanced Semiconductor Engineering, Inc. (Taiwan)	433,464		$371,362
AU Optronics Corp., Sponsored ADR (Taiwan)	68,053		293,989
Check Point Software Technologies, Ltd. (Israel)*	6,200		325,748
Companhia Brasileira de Meios de Pagamentos (Brazil)	2,620		67,704
Ericsson (LM), Class B (Sweden)	33,370		338,392
Fujitsu, Ltd. (Japan)	49,000		254,062
Gemalto N.V. (Netherlands)	8,952		433,871
Infosys Technologies, Ltd., Sponsored ADR (India)	5,700	[2]	292,866
LG Display Co., Ltd. (South Korea)	19,370		411,146
Redecard, S.A. (Brazil)	4,100		64,163
Samsung Electronics Co., Ltd. (South Korea)	730		671,483
Samsung Electronics Co., Ltd., GDR (South Korea)	1,108		509,500
SAP AG (Germany)	5,170		273,449
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	31,420		405,632
Total Information Technology			4,713,367
Materials - 11.4%
Air Liquide SA (France)	6,978		862,595
Anglo American PLC (United Kingdom)	16,963		626,611
Barrick Gold Corp. (Canada)*	8,286		375,361
Gold Fields, Ltd. (South Africa)	20,263		310,710
Goldcorp, Inc. (Canada)	12,800		568,037
Impala Platinum Holdings, Ltd. (South Africa)	5,700	[2]	117,477
Incitec Pivot, Ltd. (Australia)	74,930		237,871
JFE Holdings, Inc. (Japan)	16,400		296,512
Johnson Matthey PLC (United Kingdom)	11,089		315,946
Kinross Gold Corp. (Canada)	24,881		283,643
Koninklijke DSM N.V. (Netherlands)	11,730		542,176
Newcrest Mining, Ltd. (Australia)	12,111		369,083
Rio Tinto PLC (United Kingdom)	10,930		533,889
Syngenta AG (Switzerland)*	2,411		708,475
Taiwan Fertilizer Co., Ltd. (Taiwan)	60,900		141,550

	Shares		Value

ThyssenKrupp AG (Germany)	25,403		$582,813
Toray Industries, Inc. (Japan)	50,700		362,740
Vale, S.A., ADR (Brazil)	31,400		646,840
Xstrata PLC (Switzerland)	19,110		290,951
Yamana Gold, Inc. (Canada)	26,559		391,574
Total Materials			8,564,854
Telecommunication Services - 5.7%
Bharti Tele-Ventures, Ltd. (India)	13,614		87,968
Nippon Telegraph & Telephone Corp. (Japan)	16,400		834,923
NTT DoCoMo, Inc. (Japan)	313		574,674
Telecom Italia S.p.A. (Italy)	294,260		314,522
Telecom Italia S.p.A., RSP (Italy)	349,200		312,466
Tim Participacoes, S.A., ADR (Brazil)	14,761	[2]	380,834
Vodafone Group PLC (United Kingdom)	647,486		1,805,247
Total Telecommunication Services			4,310,634
Utilities - 2.9%
E.ON AG (Germany)	26,900		579,698
Eletricidade de Portugal, S.A. (Portugal)	94,300		291,233
Gas Natural SDG, S.A. (Spain)	21,700	[2]	371,913
Hong Kong and China Gas Co., Ltd., The (Hong Kong)	230,470		533,624
National Grid PLC (United Kingdom)	40,116		387,750
Total Utilities			2,164,218
Total Common Stocks (cost $78,452,714)			72,311,604
Exchange Traded Funds - 1.1%
SPDR Gold Shares (United States)*	5,500		835,945
Total Exchange Traded Funds (cost $441,409)			835,945
Short-Term Investments - 6.1%[1]
BNY Mellon Overnight Government Fund, 0.04%[3]	2,942,388		2,942,388
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	1,616,644		1,616,644
Total Short-Term Investments (cost $4,559,032)			4,559,032
Total Investments - 103.6% (cost $83,453,155)			77,706,581
Other Assets, less Liabilities - (3.6)%			(2,677,259)
Net Assets - 100.0%			$75,029,322

The accompanying notes are an integral part of these financial statements. 11

Managers Emerging Markets Equity Fund

Investment Manager’s Comments

The Managers Emerging Markets Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation.

The Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries included in the MSCI Emerging Markets (“MSCI EM”) Index, mostly countries in Africa, Asia, Latin America, and the Middle East. The Fund may invest in companies of any size. The MSCI EM Index is the benchmark for the Fund.

The Fund employs multiple subadvisors who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps the Fund to tap the markets’ full potential by focusing different analytical insights on each prospective investment. Fund management strives to achieve its performance and diversification objectives while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Rexiter Capital Management Limited

The investment team at Rexiter Capital Management Limited (“Rexiter”) believes emerging markets are less efficient than developed markets, and an actively managed portfolio, with respect to both country weightings and stock selection, can add value over a market capitalization-weighted index without materially affecting risk. Rexiter’s approach is active in terms of both asset allocation and stock selection. Investment decisions are based on fundamental analysis of countries and stocks. Portfolio management is controlled by a disciplined process that seeks to add to returns through the exploitation of market inefficiency while constraining risk.

Schroder Investment Management Limited

Schroder Investment Management Limited (“Schroders”) believes that emerging stock markets are inefficient and provide strong potential for adding value through active fund management. This value can be extracted through both country and stock selection. Schroders uses a time-tested quantitative model to aid in their country selection process, and seeks to add value equally over time from both country and stock selection. Schroders further believes that applying a systematic, disciplined approach along with a strong team culture increases the ability to add value. Schroders believes that equal attention should be given to managing both return and risk.

THE YEAR IN REVIEW

The Fund returned -20.31% in 2011, trailing the return of -18.42% for its benchmark, the MSCI EM Index. (Note that unless otherwise stated, all performance cited in this commentary is in U.S. Dollars.)

Emerging market equities had a difficult 2011 amid the global volatility and uncertainty spurred by one off macroeconomic events in the first quarter, such as the Arab Spring and the Japanese tsunami, and market related events in the third quarter including an increasingly untenable sovereign debt situation in Europe and the downgrade of U.S. sovereign debt. As a result, emerging market equities underperformed developed market equities after several years of outperformance. In fact, it was just the second time that emerging markets had underperformed developed markets over the course of the past 10 years. At the country level, there were only a handful of positive performers for the year with several countries in Asia, most notably Indonesia and Malaysia, leading the way. On the downside, the Indian market dropped -37.1% for the year while Egypt, only a minor constituent of the MSCI EM Index, dropped -46.8% partially as fallout from the geopolitical impact on markets from the Arab Spring earlier in the year. On a sector basis, only the defensive minded consumer staples sector added positive performance for the year and modest positive performance at that (0.7%). The worst performing sectors, not surprisingly, were those most closely tied to global growth prospects including industrials (-28.6%) and materials (-27.0%).

The Fund underperformed its benchmark for the year primarily driven by stock selection weakness within the consumer discretionary and materials sectors. The Fund’s underweight to the more defensive consumer staples sector was also a detractor to performance as this was the only sector to post positive returns within emerging markets for the year. At the country level, the Fund was able to add value via both solid stock selection from its holdings in South Korea and by virtue of its overweight to that same market, as South Korea was an outperforming market during 2011.

12

Managers Emerging Markets Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Emerging Markets Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Managers Emerging Markets Equity Fund on December 31, 2000, to a $10,000 investment made in the MSCI EM for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers Emerging Markets Equity Fund and the MSCI EM Index (Net) from December 31, 2001 through December 31, 2011.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Managers Emerging Markets Equity Fund2,3.4	(20.31)%	(2.32)%	11.01%
MSCI EM Index (Net)[5,7]	(18.42)%	2.40%	13.86%
MSCI EM Index (Gross)[6,7]	(18.17)%	2.70%	14.20%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars($).

[2]         Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]          The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[4]         The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.

[5]          MSCI EM (Net) approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

[6]          MSCI EM (Gross) approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

[7]         The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

13

Managers Emerging Markets Equity Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Industry	Managers Emerging Markets Equity Fund**	MSCI EM Index®
Financials	20.9%	23.8%
Information Technology	16.1%	13.1%
Energy	15.9%	14.0%
Materials	12.6%	13.3%
Consumer Discretionary	12.0%	8.1%
Consumer Staples	6.4%	8.1%
Industrials	5.9%	6.4%
Telecommunication Services	5.7%	8.5%
Utilities	1.8%	3.7%
Health Care	0.4%	1.0%
Other Assets and Liabilities	2.3%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
Samsung Electronics Co., Ltd.*	4.8%
Gazprom OAO, ADR*	2.5
Hyundai Motor Co.*	2.1
Industrial and Commercial Bank of China, Ltd., Class H*	1.9
China Mobile, Ltd.	1.8
China Construction Bank Corp.*	1.8
Itau Unibanco Holding, S.A., ADR*	1.5
America Movil, S.A.B. de C.V., Series L	1.5
Lukoil OAO, Sponsored ADR	1.4
Vale, S.A., Sponsored ADR*	1.4

Top Ten as a Group	20.7%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

14

Managers Emerging Markets Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers Emerging Markets Equity Fund*	MSCI EM Index®
Argentina	0.2%	0.0%
Bermuda	0.0%	0.6%
Brazil	14.8%	14.9%
Cayman Islands	0.0%	2.9%
Chile	0.0%	1.8%
China	13.4%	9.9%
Colombia	0.0%	1.0%
Czech Republic	0.0%	0.3%
Egypt	0.6%	0.3%
Hong Kong	5.8%	4.5%
Hungary	0.0%	0.3%
India	5.0%	6.2%
Indonesia	3.2%	3.0%
Kazakhstan	0.1%	0.0%
Luxembourg	0.1%	0.0%
Malaysia	3.4%	3.5%

Country	Managers Emerging Markets Equity Fund*	MSCI EM Index®
Mexico	2.4%	4.7%
Morocco	0.0%	0.2%
Netherlands	0.1%	0.0%
Panama	0.7%	0.0%
Peru	0.4%	0.1%
Philippines	0.4%	0.7%
Poland	0.6%	1.3%
Russia	9.5%	6.0%
Singapore	0.6%	0.0%
South Africa	3.6%	7.9%
South Korea	17.1%	15.0%
Supranational & Other	1.2%	0.0%
Taiwan	7.0%	10.8%
Thailand	4.3%	2.0%
Turkey	2.4%	1.2%
United Kingdom	2.1%	0.0%
United States	1.0%	0.9%

	100.0%	100.0%

*	As a percentage of total market value on December 31, 2011.

15

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2011

	Shares	Value

Common Stocks - 97.7%
Consumer Discretionary - 12.0%
Astra International Tbk PT (Indonesia)	23,500	$191,504
Belle International Holdings, Ltd. (Hong Kong)	286,000	496,859
Cheil Communications, Inc. (South Korea)	9,370	154,285
Ctrip.com International, Ltd. (China)*	7,400	173,160
Cyfrowy Polsat SA (Poland)*	12,053	47,078
Dongfeng Motor Group Co., Ltd. (China)	140,000	239,049
Far Eastern Department Stores, Ltd. (Taiwan)	146,680	172,743
Foschini, Ltd. (South Africa)*	3,826	49,675
Genting Malaysia Berhad (Malaysia)	174,100	603,549
GOME Electrical Appliances Holdings, Ltd. (China)	872,000	200,589
Hero Honda Motors, Ltd. (India)	5,162	185,092
Hyundai Mobis Co., Ltd. (South Korea)	1,004	255,088
Hyundai Motor Co. (South Korea)	5,013	928,546
Imperial Holdings, Ltd. (South Africa)	4,146	63,432
Kia Motors Corp. (South Korea)	4,806	278,881
Kroton Educacional, S.A. (Brazil)*	29,400	289,862
Lojas Renner, S.A. (Brazil)	5,000	129,768
Mahindra & Mahindra, Ltd. (India)	4,753	60,952
MGM China Holdings, Ltd. (Macau)*	167,200	217,512
Mr Price Group, Ltd. (South Africa)	4,787	47,282
Naspers, Ltd. (South Africa)	3,490	152,448
Parkson Retail Group, Ltd. (China)	85,500	104,713
PDG Realty S.A. Empreendimentos e Participacoes (Brazil)	115,941	366,735
Total Consumer Discretionary		5,408,802
Consumer Staples - 6.4%
Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey)	27,627	332,210
BRF - Brasil Foods, S.A., ADR (Brazil)	6,600	129,030
China Mengniu Dairy Co., Ltd. (Hong Kong)	41,000	95,756
Companhia de Bebidas das Americas, PR ADR (Brazil)	7,600	274,284
CP All PCL (Thailand)	141,400	231,667
E-Mart Co., Ltd. (South Korea)*	501	121,147
Grupo Bimbo, S.A.B. de C.V., Class A (Mexico)	24,829	50,709
Hengan International Group Co. (China)	39,500	368,268
Indofood Sukses Makmur Tbk PT (Indonesia)	63,500	32,180
KT&G Corp. (South Korea)*	1,934	136,656

	Shares	Value

LG Household & Health Care, Ltd. (South Korea)	679	$287,380
Olam International, Inc. (Singapore)	172,000	281,937
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Indonesia)	315,500	78,183
Shinsegae Co., Ltd. (South Korea)	471	100,278
Tingyi Cayman Islands Holding Corp. (China)	18,000	54,522
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	84,717	232,514
X5 Retail Group, N.V., GDR (Russia)*	3,976	90,630
Total Consumer Staples		2,897,351
Energy - 15.9%
Banpu PCL, NVDR (Thailand)	15,400	266,016
China Petroleum and Chemical Corp., Class H (China)	316,000	331,725
China Shenhua Energy Co., Ltd. (China)	74,500	322,158
CNOOC, Ltd. (Hong Kong)	287,790	501,832
Gazprom OAO, ADR (Russia)	106,795	1,137,787
Lukoil OAO, Sponsored ADR (Russia)	12,146	642,878
NovaTek OAO, Sponsored GDR (Russia)	3,523	440,711
OGX Petroleo e Gas Participacoes, S.A. (Brazil)*	40,400	295,000
Oil & Natural Gas Corp., Ltd. (India)	46,942	226,666
Petroleo Brasileiro, S.A. (Brazil)	12,000	147,969
Petroleo Brasileiro, S.A., ADR (Brazil)	11,365	266,964
Petroleo Brasileiro, S.A., Sponsored ADR (Brazil)	21,127	525,006
PTT PCL, NVDR (Thailand)	37,100	373,260
QGEP Participacoes, S.A. (Brazil)	37,500	331,725
Reliance Industries, Ltd. (India)*	4,335	56,472
Rosneft Oil Co. OAO, GDR (a) (Russia)	33,966	226,859
Rosneft Oil Co. OAO, GDR (Russia)	13,900	91,477
Sasol, Ltd. (South Africa)	4,210	200,409
SK Energy Co., Ltd. (South Korea)	1,214	149,891
Thai Oil PCL (Thailand)	64,100	118,578
Tupras Turkiye Petrol Rafine (Turkey)	16,995	357,956
Ultrapar Participacoes, S.A. (Brazil)	6,252	107,292
Ultrapar Participacoes, S.A., ADR (Brazil)	4,000	68,800
Total Energy		7,187,431
Financials - 20.9%
ABSA Group, Ltd. (South Africa)	23,042	401,844
Ayala Land, Inc. (Philippines)	226,700	78,485
Banco Bradesco, S.A., ADR (Brazil)	25,221	420,686

The accompanying notes are an integral part of these financial statements. 16

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value

Financials - 20.9% (continued)
Bangkok Bank PCL (Thailand)	62,200		$322,847
BR Malls Participacoes, S.A. (Brazil)	14,000		136,003
BR Properties, S.A. (Brazil)	48,100		477,067
Bumiputra-Commerce Holdings Berhad (Malaysia)	38,200		89,574
China Construction Bank Corp. (China)	1,169,907		812,631
China Overseas Land & Investment, Ltd. (Hong Kong)	258,000		428,172
China Pacific Insurance (Group) Co., Ltd. (China)	56,600		160,588
Chinatrust Financial Holding Co., Ltd. (Taiwan)	270,118		168,328
Commercial International Bank (Egypt)	29,289		91,085
Credicorp, Ltd. (Peru)	761		83,307
DGB Financial Group, Inc. (South Korea)*	9,170		103,084
EFG-Hermes (Egypt)*	38,965		65,244
FirstRand, Ltd. (South Africa)	26,760		68,668
Grupo Financiero Banorte, S.A.B. de C.V. (Mexico)	10,400		31,488
Grupo Financiero Galicia, S.A., ADR (Argentina)	16,800		99,624
Halyk Savings Bank of Kazakhstan, GDR (Kazakhstan)*	7,782	[2]	37,806
Hana Financial Group, Inc. (South Korea)	13,370		414,300
HDFC Bank, Ltd. (India)	36,542		293,880
ICICI Bank, Ltd., Sponsored ADR (India)	39		1,031
Industrial and Commercial Bank of China, Ltd., Class H (China)	1,420,556		839,062
Infrastructure Development Finance Co., Ltd. (India)	159,223		274,277
Itau Unibanco Holding, S.A. (Brazil)	5,200		94,758
Itau Unibanco Holding, S.A., ADR (Brazil)	36,154		671,019
Kasikornbank PCL, NVDR (Thailand)	75,000		289,428
Ping An Insurance (Group) Co. of China, Ltd. (China)	42,883	[2]	281,346
Powszechny Zaklad Ubezpieczen SA (Poland)	1,683		150,170
PT Bank Mandiri (Indonesia)	545,906		405,712
PT Bank Rakyat Indonesia (Indonesia)	271,000		201,441
Public Bank Berhad (Malaysia)	48,369		204,064
Public Bank Berhad, Foreign Market (Malaysia)	44,200		183,997
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	1,210		221,890
Shinhan Financial Group Co., Ltd. (South Korea)	4,129		142,782
Siam Commercial Bank PCL (Thailand)	92,800		342,024

	Shares		Value

Turkiye Garanti Bankasi A.S. (Turkey)	26,793		$83,296
Turkiye Halk Bankasi A.S. (Turkey)	13,903		72,458
VTB Bank, GDR (Russia)	45,817		164,933
Warsaw Stock Exchange (Poland)	1,475	[2]	15,038
Total Financials			9,423,437
Health Care - 0.4%
Dr. Reddy’s Laboratories, Ltd. (ADR) (India)	6,117		181,289
Industrials - 5.9%
China Shipping Development Co., Ltd. (China)	458,000		284,882
Companhia de Concessoes Rodoviarias (Brazil)	27,848		182,443
Copa Holdings, S.A., Class A (Panama)	5,700		334,419
Enka Insaat ve Sanayi A.S. (Turkey)*	35,985		77,629
Globaltrans Investment PLC, GDR (Russia)	5,333		73,219
GS Engineering & Construction Corp. (South Korea)	2,272		182,071
Hyundai Heavy Industries Co., Ltd. (South Korea)	402		89,883
Industries Qatar Q.S.C. (Qatar)	3,999		146,270
Iochpe-Maxion, S.A. (Brazil)	6,200		83,930
Larsen & Toubro, Ltd. (India)	12,279		229,678
Orascom Construction Industries, GDR (Egypt)	2,706		91,733
Samsung Heavy Industries Co., Ltd. (South Korea)	14,061		341,586
Sime Darby Berhad (Malaysia)	68,600		199,022
SM Investments Corp. (Philippines)	6,900		91,834
TAV Havalimanlari Holding A.S. (Turkey)*	14,238		60,444
Weichai Power Co., Ltd. (China)	37,000		181,507
Total Industrials			2,650,550
Information Technology - 16.1%
Asustek Computer, Inc. (Taiwan)	15,873		112,787
Baidu.com, Inc. (China)*	3,800		442,586
Daum Communications Corp. (South Korea)	506		52,779
Hon Hai Precision Industry Co., Ltd. (Taiwan)	120,296		328,978
Hon Hai Precision Industry Co., Ltd., ADR (Taiwan)	23		126
Hynix Semiconductor, Inc. (South Korea)	2,950		56,326
Infosys Technologies, Ltd. (India)	3,216		167,386
Infosys Technologies, Ltd., Sponsored ADR (India)	7,100	[2]	364,798
Largan Precision Co., Ltd. (Taiwan)	5,000		93,349
Lenovo Group, Ltd. (United States)	168,000		111,759
LG Display Co., Ltd. (South Korea)	13,000		275,937
Mail.Ru Group, Ltd., Reg S, GDR (Russia)*	11,023		286,122
MediaTek, Inc. (Taiwan)	30,067		275,203

The accompanying notes are an integral part of these financial statements. 17

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value

Information Technology - 16.1% (continued)
NCSoft Corp. (South Korea)	1,099		$293,789
Samsung Electronics Co., Ltd. (South Korea)	2,368		2,178,176
Siliconware Precision Industries Co., ADR (Taiwan)	51,000		222,360
Simplo Technology Co., Ltd. (Taiwan)	53,000		308,444
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	244,584		611,118
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	24,200		312,422
Tencent Holdings, Ltd. (China)	12,500		250,292
WPG Holdings, Ltd. (Taiwan)	90,470		104,167
Yandex, N.V., Class A (Netherlands)*	1,400	[2]	27,580
ZTE Corp., Class H (China)	123,000	[2]	384,195
Total Information Technology			7,260,679
Materials - 12.6%
AngloGold Ashanti, Ltd. (South Africa)	3,989		169,386
Anhui Conch Cement Co., Ltd. (China)	140,308	[2]	414,021
Antofagasta PLC (United Kingdom)	18,295		346,003
Centamin PLC (Channel Islands)*	23,020		29,458
Compania de Minas Buenaventura SA (Peru)	2,000		76,680
Evraz PLC (United Kingdom)*	32,292		187,909
Gerdau, S.A., Sponsored ADR (Brazil)	13,400		104,654
Grupo Mexico, S.A.B. de C.V., Class B (Mexico)	35,190		92,522
Impala Platinum Holdings, Ltd. (South Africa)	15,584		322,650
KG Chemical Co., Ltd. (South Korea)	2,241		617,970
KGHM Polska Miedz SA (Poland)	1,206		38,469
LSR Group OJSC, GDR (Russia)	15,279	[2]	51,466
MMC Norilsk Nickel, ADR (Russia)	14,761		225,560
MMX Mineracao e Metalicos, S.A. (Brazil)*	81,600		291,796
Mongolian Mining Corp. (Mongolia)*	194,000	[2]	145,447
Nan Ya Plastics Corp. (Taiwan)	24,000		47,596
Polymetal International PLC (Russia)*	4,203		71,408
POSCO (South Korea)	948		312,708
PT Semen Gresik Persero Tbk (Indonesia)	129,000		162,769
Raspadskaya (Russia)	50,441		155,280
Taiwan Cement Corp. (Taiwan)	137,216		158,365
Tata Steel, Ltd., Reg S, GDR (India)	27,613		198,676
Ternium, S.A. (Luxembourg)	3,500		64,365
Uralkaliy OAO (Russia)	12,057		434,162
Vale, S.A., ADR (Brazil)	15,499		319,279
Vale, S.A., Sponsored ADR (Brazil)	29,167		625,632
Total Materials			5,664,231

	Shares	Value

Telecommunication Services - 5.7%
America Movil, S.A.B. de C.V., Series L (Mexico)	29,200	$659,920
Axiata Group Berhad (Malaysia)	134,500	218,101
China Mobile, Ltd. (Hong Kong)	85,000	825,824
Chunghwa Telecom Co., Ltd., ADR (Taiwan)	2,033	67,658
Mobile Telesystems OJSC, Sponsored ADR (Russia)	11,400	167,352
MTN Group, Ltd. (South Africa)	8,066	143,311
Sistema JSFC, Sponsored GDR (United Kingdom)*	4,043	67,858
Taiwan Mobile Co., Ltd. (Taiwan)	56,100	174,783
Telef Brasil, ADR (Brazil)	4,712	128,779
Telekomunikacja Polksa SA (Poland)	5,698	28,399
Turk Telekomunikasyon A.S. (Turkey)	25,300	93,636
Total Telecommunication Services		2,575,621
Utilities - 1.8%
China Resources Power Holdings Co. (Hong Kong)	128,000	246,451
Companhia Energetica de Minas Gerais, Sponsored ADR (Brazil)	11,390	202,628
Perusahaan Gas Negara (Persero) Tbk PT (Indonesia)	1,016,000	355,379
Total Utilities		804,458
Total Common Stocks (cost $48,178,637)		44,053,849
Rights - 0.0%#
Kroton Educacional, S.A., Rights (Brazil)*	11,853	3,368
Total Rights (cost $0)		3,368
Warrants - 0.8%
Sberbank of Russia Warrant, 02/28/18 (United Kingdom)*	138,513	340,742
Total Warrants (cost $468,374)		340,742
Other Investment Companies - 4.4%[1]
BNY Mellon Overnight Government Fund, 0.04%[3]	1,411,233	1,411,233
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	574,404	574,404
Total Other Investment Companies (cost $1,985,637)		1,985,637
Total Investments - 102.9% (cost $50,632,648)		46,383,596
Other Assets, less Liabilities - (2.9)%		(1,290,151)
Net Assets - 100.0%		$45,093,445

The accompanying notes are an integral part of these financial statements. 18

Managers Global Bond Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

Managers Global Bond Fund returned 3.39% during the year ended December 31, 2011, lagging the return of 5.64% for the Barclays Capital Global Aggregate Bond Index (the “Index”). At the beginning of 2011, a low interest rate environment continued to reinforce the reach for yield at a time when economic conditions were slowly improving. These conditions supported demand for fixed income over the next few months as new issuance continued its torrid pace, reaching $167.9 Billion by the end of the first half of 2011, well ahead of last year’s record pace. Despite negative headline risk out of Japan, the Middle East and the northern Africa region, ongoing European sovereign issues, rising concerns of a Chinese economic slowdown, and ratings downgrades in peripheral corporate names, global bond market returns mostly held in positive territory with a notable exception being European High Yield.

The seemingly endless buildup of stress on the European banking system and global financial markets increased the downside risk of global growth and led to increased market volatility during the summer months and early fall. Continued market volatility from a lack of resolution regarding the European debt crisis impacted riskier assets, particularly high yield and emerging market bonds. Downgrade fears within Europe and continued bickering in Washington around two key items with growth implications for 2012 (payroll taxes and unemployment benefits) kept pressure on markets during the remainder of the year. During the fourth quarter, some optimism returned with better than expected economic releases in the U.S. helping to strengthen investor beliefs that the U.S. economic recovery would continue into 2012.

The major drivers of the Fund’s underperformance relative to benchmark during 2011 were its emphasis on higher yielding corporate bonds, with a related underweight to Treasuries, and select positioning among emerging market currencies. On a security selection basis, the Fund also lagged through its selections in U.S. Banking and U.S. dollar-pay Emerging Market Sovereign bonds. Furthermore, underperformance can be attributed to a lower-quality bias in investment grade security selection as well as off-benchmark high yield securities. As measured by Barclays Capital Indices, government bonds outperformed investment-grade and high yield corporate bonds during 2011. For example, the Barclays Capital Global High Yield Index returned 3.12% compared to a total return of 4.32% for the Barclays Capital Global Corporate Bond Index and 9.13% for the Barclays Capital Global Government Bond Index. On a positive note, the Fund strongly outperformed from a country allocation perspective as overweight positioning in peripheral markets opposed to core markets—Euro Area, U.S. and

Japan—proved beneficial. In particular, the Fund’s outperforming positions in Northern Europe and the U.K. were funded through underweight positioning to the Euro Area.

LOOKING FORWARD

Markets took a year-end holiday from the Euro-zone crisis, after digesting the December Summit and the arguably more important European Central Bank (ECB) decision to offer three-year repo in huge size to European banks. This LTRO (long-term refinancing operation) arguably gives banks enough liquidity to at least slow their balance sheet shrinkage. We believe that massive deleverage by Euro-zone banks was a key driver of wider spreads in the second half of 2011. However, liquidity is not equity, and realized losses on Greek paper this quarter may lead to renewed pressures on banks and risk appetite.

For 2012, we expect the U.S. recovery to be sustained, with GDP growth of 2 percent to slightly higher. Economic data has been improving in recent months, and we find more reasons to be positive than negative on the outlook (a likely bottom in housing starts, the shale gas boom, better auto sales). In Europe, we expect recession, with the ECB providing just enough liquidity to avoid a collapse. We remain underweight the Euro. In Asia, we have grown more cautious, and have reduced some currency positions.

Reviewing sector positioning, we are less negative on U.S. mortgages after the recent spread widening, but still prefer corporates. We see little long-term value in lending money to the U.S. Government for ten years at 2.0%. This is our medium term U.S. core inflation forecast, so we would prefer to capture a positive yield in corporates. Quality yield is scarce worldwide and is expected to remain so, as Europe has elected a fiscal contraction solution to its policy dilemmas. We see Europe following a Japan-type path, where fiscal contraction will be employed to deflate domestic demand to a point where Europe as a bloc is in current account surplus, and hence can be self-financing. Ireland is in current account surplus, and Spain may be just getting there. Despite the recent weakness of the Euro, and very one-sided (short) technical trading positions among currency traders, we still see good reason to retain our underweight to the Euro-zone.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles & Company, as of January 20, 2011.

CUMULATIVE TOTAL RETURN PERFORMANCE

Global Bond’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This graph compares a hypothetical $10,000 investment

19

Managers Global Bond Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

made in Global Bond on December 31, 2001, to a $10,000 investment made in the Barclays Capital Global Aggregate Bond Index for the same time period. Performance for periods longer than one year is the average annual return. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Global Bond and the Barclays Capital Global Aggregate Bond Index from December 31, 2001 through December 31, 2011.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Managers Global Bond Fund[2,3,4,5,6]	3.39%	5.90%	7.89%
Barclays Capital Global Aggregate Bond Index[7]	5.64%	6.46%	7.16%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.

[4]         Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[5]          Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

[6]         The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.

[7]          The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment-grade 144A securities. Unlike the Fund, the Barclays Capital Global Aggregate Bond Index is unmanaged, is not available for investment, and does not incur fees.

Not FDIC insured, nor bank guaranteed. May lose value.

20

Managers Global Bond Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Category	Managers Global Bond Fund**	Barclays Capital Global Aggregate Bond Index
Foreign Government Obligations	44.9%	51.6%
Corporate Bonds	35.9%	15.5%
U.S. Government Obligations	5.1%	16.0%
Asset-Backed Securities	3.8%	0.2%
Mortgage Backed Securities	2.4%	16.7%
Municipal Bonds	0.5%	0.0%
Other Assets and Liabilities	7.4%	0.0%

**	As a percentage of net assets

Rating	Managers Global Bond Fund**	Barclays Capital Global Aggregate Bond Index
U.S. Treasury & Agency	5.5%	28.2%
Aaa	25.7%	22.6%
Aa	23.3%	28.6%
A	16.6%	13.8%
Baa	16.7%	6.8%
Ba & lower	11.0%	0.0%
Not Rated	1.2%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
Japan Government, Bonds, Series 299, 1.300%, 03/20/19*	5.6%
Japan Government Notes, Series 84, 0.700%, 06/20/14*	3.8
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	2.2
Japan Finance Corporation for Municipal Enterprises Bonds, 1.550%, 02/21/12*	2.1
Norway Government Bonds, 4.500%, 05/22/19*	2.0
Canada Government Notes, 3.000%, 12/01/15*	1.8
Singapore Government Notes, 1.625%, 04/01/13	1.7
Italian Treasury Bonds, 4.000%, 09/01/20*	1.7
Japan Government Bonds, Series 123, 2.100%, 12/20/30	1.7
United States Treasury Notes, 1.375%, 02/15/12*	1.6

Top Ten as a Group	24.2%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

21

Managers Global Bond Fund

Schedule of Portfolio Investments

December 31, 2011

Security Description		Principal Amount	Value

Asset-Backed Securities - 3.8%
Avis Budget Rental Car Funding LLC II, Series 2009 2A, Class A, 5.680%, 02/20/14 (a)	USD	100,000	$103,295
COMET, Series 2004-B7, Class B7, 2.068%, 08/17/17 (01/19/12)[5]	EUR	100,000	124,633
Hertz Vehicle Financing LLC, Series 2009 2A, Class A1, 4.260%, 03/25/16 (a)	USD	100,000	102,368
Hyundai Capital Auto Funding, Ltd., Series 2010 8A, Class A, 1.285%, 09/20/16 (01/18/12) (a)[5]	USD	200,000	201,098
MBNA Credit Card Master Note Trust, Series 2005 B3, Class B3, 1.878%, 03/19/18 (01/19/12)[5]	EUR	100,000	121,440
Santander Drive Auto Receivables Trust, Series 2011 S2A, Class D, 3.350%, 06/15/17 (a)	USD	72,459	71,372
Sierra Receivables Funding Company, Series 2009-3A, Class A1, 7.620%, 07/20/26 (a)	USD	22,138	22,176
Trinity Rail Leasing, L.P., Series 2010 1A, Class A, 5.194%, 10/16/40 (a)	USD	95,972	92,721
World Financial Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 06/15/15	USD	95,000	101,373
Total Asset-Backed Securities (cost $917,003)			940,476
Corporate Bonds and Notes - 35.9%
Financials - 15.7%
ABB Treasury Center USA, Inc., 2.500%, 06/15/16 (a)	USD	80,000	$80,442
Allianz Finance II, B.V., EMTN, 5.750%, 07/08/41[6]	EUR	100,000	110,119
AXA SA, 7.125%, 12/15/20	GBP	100,000	143,857
Bank of America Corp., 4.750%, 05/06/19[6]	EUR	100,000	92,798
Barclays Bank PLC, 6.050%, 12/04/17	USD	100,000	90,426
BBVA Bancomer SA, 6.500%, 03/10/21 (a)	USD	100,000	96,375
BNP Paribas SA, Series BKNT, 5.000%, 01/15/21	USD	125,000	120,312
BNZ International Funding, Ltd., EMTN, 4.000%, 03/08/17	EUR	100,000	129,179
Citigroup, Inc., 5.500%, 02/15/17	USD	85,000	85,642
Crown Castle Towers LLC, 6.113%, 01/15/20 (a)	USD	100,000	110,334
Dolphin Subsidiary II, Inc., 6.500%, 10/15/16 (a)	USD	90,000	95,850
Ford Motor Credit Co. LLC, 7.000%, 04/15/15	USD	100,000	107,500
GMAC, Inc., 6.750%, 12/01/14	USD	135,000	135,675
Goldman Sachs Group, Inc., 4.750%, 01/28/14	EUR	85,000	109,499
HSBC Bank PLC, 4.125%, 08/12/20 (a)	USD	100,000	98,676
JPMorgan Chase & Co., 4.400%, 07/22/20	USD	75,000	76,591
KfW Bankengruppe, 2.600%, 06/20/37	JPY	23,000,000	335,914
Lloyds TSB Bank PLC, 6.500%, 09/14/20 (a)	USD	100,000	83,676
Morgan Stanley,
5.500%, 07/24/20	USD	100,000	90,923
EMTN, 5.375%, 11/14/13	GBP	40,000	61,566
National Australia Bank, Ltd., Series GMTN, 4.750%, 07/15/16	EUR	100,000	137,611
Network Rail Infrastructure Finance PLC, EMTN, 3.500%, 06/17/13	USD	300,000	311,638
Rabobank Nederland, EMTN, 4.375%, 01/22/14	EUR	85,000	115,489
SLM Corp., 5.000%, 10/01/13	USD	150,000	150,000
Societe Generale SA, 5.200%, 04/15/21 (a)	USD	200,000	169,935
Videotron, Ltee., 6.875%, 07/15/21 (a)	CAD	65,000	63,806
Wells Fargo & Co., 4.625%, 11/02/35	GBP	50,000	73,974

The accompanying notes are an integral part of these financial statements. 22

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value

Financials - 15.7% (continued)
Westpac Banking Corp., 2.450%, 11/28/16 (a)	USD	200,000		$198,280
White Mountains Insurance Group, Ltd., 6.375%, 03/20/17 (a)	USD	140,000		146,839
Zurich Finance USA, Inc.,
EMTN, 4.500%, 06/15/25[6]	EUR	100,000		122,525
EMTN, 5.750%, 10/02/23[6]	EUR	100,000		127,831
Total Financials				3,873,282
Industrials - 16.9%
Alstom SA, 4.125%, 02/01/17	EUR	100,000		128,164
Asciano Finance, Ltd., 4.625%, 09/23/20 (a)	USD	125,000		117,305
Avnet, Inc., 5.875%, 06/15/20	USD	60,000		63,060
Axtel S.A.B. de C.V., 7.625%, 02/01/17 (a)	USD	55,000		39,050
Bell Aliant Regional Communications, 5.410%, 09/26/16	CAD	160,000		170,545
Bell Canada,
6.100%, 03/16/35 (a)	CAD	45,000		49,961
6.550%, 05/01/29 (a)	CAD	10,000		11,576
7.300%, 02/23/32 (a)	CAD	130,000		158,460
British Telecommunications PLC, 5.750%, 12/07/28	GBP	100,000		166,036
Cameron International Corp., 5.950%, 06/01/41	USD	35,000		40,306
Citizens Communications Co., 6.625%, 03/15/15	USD	115,000		113,850
Corus Entertainment, Inc., 7.250%, 02/10/17 (a)	CAD	130,000		132,712
Delta Air Lines, Inc., 8.021%, 08/10/22	USD	86,044		84,427
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	USD	190,000		185,250
Deutsche Telekom International Finance, B.V., EMTN, 4.875%, 04/22/25	EUR	50,000		68,222
Dish DBS Corp., 6.750%, 06/01/21	USD	50,000		53,875
DP World, Ltd., 6.850%, 07/02/37 (a)	USD	250,000		226,250
Edcon Proprietary Ltd., 4.676%, 06/15/14 (05/15/12) (a)[5]	EUR	150,000		143,176
ERAC USA Finance Co., 6.700%, 06/01/34 (a)	USD	120,000		135,662
Fibria Overseas Finance, Ltd., 6.750%, 03/03/21 (a)	USD	150,000		136,875
Finmeccanica SpA, 4.875%, 03/24/25	EUR	100,000		84,502
HCA, Inc.,
6.375%, 01/15/15	USD	35,000		35,656
6.625%, 02/15/16	USD	80,000		81,200
7.580%, 09/15/25	USD	10,000		8,850
7.690%, 06/15/25	USD	15,000		13,275
Hyatt Hotels Corp., 5.375%, 08/15/21	USD	90,000	[2]	92,005
International Paper Co., 6.000%, 11/15/41	USD	50,000		54,281
Koninklijke KPN, N.V., Series GMTN, 5.625%, 09/30/24	EUR	50,000		72,048
Lafarge SA, EMTN, Series 2010, 5.375%, 11/29/18	EUR	50,000		56,332
Nabors Industries, Inc., 4.625%, 09/15/21 (a)	USD	75,000		76,178
Nextel Communications, Inc., 7.375%, 08/01/15	USD	135,000		123,525
NII Capital Corp., 7.625%, 04/01/21	USD	95,000		94,288
Odebrecht Drill VIII/IX, Ltd., 6.350%, 06/30/21 (a)	USD	100,000		103,000

The accompanying notes are an integral part of these financial statements. 23

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount	Value

Industrials - 16.9% (continued)
Owens-Illinois, Inc., 7.800%, 05/15/18	USD	125,000	$138,125
Qwest Corp., 7.250%, 10/15/35	USD	158,000	157,549
Reynolds Group Issuer, Inc., 6.875%, 02/15/21 (a)	USD	100,000	99,500
Rowan Companies, Inc., 5.000%, 09/01/17	USD	60,000	63,045
Telecom Italia Capital S.A.,
6.375%, 11/15/33	USD	45,000	34,081
7.200%, 07/18/36	USD	20,000	16,519
Telefonica Emisiones, S.A.U.,
5.134%, 04/27/20	USD	75,000	70,449
7.045%, 06/20/36	USD	75,000	73,130
Transport De Gas Del Sur, 7.875%, 05/14/17 (a)	USD	245,000	220,500
Valeant Pharmaceuticals International, Inc., 6.750%, 08/15/21 (a)	USD	60,000	57,900
Voto-Votorantim, Ltd., 6.750%, 04/05/21 (a)	USD	100,000	105,750
Total Industrials			4,156,450
Utilities - 3.3%
Axtel S.A.B. de C.V 9.000%, 09/22/19 (a)	USD	45,000	33,525
Centrais Eletricas Brasileiras, S.A., 5.750%, 10/27/21 (a)	USD	200,000	207,800
Dubai Electricity & Water Authority, 6.375%, 10/21/16 (a)	USD	100,000	102,250
EDP Finance, B.V.,
EMTN, 4.750%, 09/26/16	EUR	50,000	53,711
EMTN, 8.625%, 01/04/24	GBP	50,000	64,837
Emgesa SA ESP, 8.750%, 01/25/21 (a)	COP	120,000,000	66,435
Empresas Publicas de Medellin ESP, 8.375%, 02/02/21 (a)	COP	180,000,000	97,433
Iberdrola Finance Ireland, Ltd., 5.000%, 09/11/19 (a)	USD	150,000	146,503
IPALCO Enterprises, Inc., 7.250%, 04/01/16 (a)	USD	30,000	32,400
Total Utilities			804,894
Total Corporate Bonds and Notes (cost $8,850,442)			8,834,626
Foreign Government Obligations - 44.9%
Australian Government Index Linked Bonds, Series 2009 25CI, 3.000%, 09/20/25	AUD	180,000	237,102
Bundesrepublik Deutschland Bonds, 4.000%, 01/04/37	EUR	110,000	182,977
Canadian Government Notes, 3.000%, 12/01/15	CAD	425,000	446,155
Eksportfinans ASA, 2.000%, 09/15/15	USD	40,000	33,135
European Investment Bank,
Bonds, 2.375%, 07/10/20	CHF	165,000	188,396
Notes, 5.687%, 04/24/13 (a)[4]	IDR	1,842,000,000	188,685
Export-Import Bank of Korea Notes, The, 4.000%, 11/26/15 (a)	PHP	5,000,000	111,196
Inter-American Development Bank Notes, 6.946%, 08/20/15[4]	IDR	750,000,000	64,516
International Bank for Reconstruction & Development, GMTN, 2.300%, 02/26/08	KRW	130,000,000	114,842
Italian Treasury,
Bonds, 4.000%, 09/01/20	EUR	380,000	409,794
Bonds, 5.000%, 09/01/40	EUR	60,000	61,101
Notes, 4.750%, 09/15/16	EUR	195,000	240,390

The accompanying notes are an integral part of these financial statements. 24

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value

Foreign Government Obligations - 44.9% (continued)
Japan Finance Corporation for Municipal Enterprises Bonds,
1.550%, 02/21/12	JPY	39,000,000		$507,328
1.900%, 06/22/18	JPY	20,000,000		281,421
Series INTL, 1.350%, 11/26/13	JPY	20,000,000		265,295
Japan Government,
Bonds, Series 123, 2.100%, 12/20/30	JPY	29,500,000		406,360
Bonds, Series 299, 1.300%, 03/20/19	JPY	101,500,000		1,383,773
Notes, Series 84, 0.700%, 06/20/14	JPY	71,850,000		945,608
Malaysian Government Bond, Series 1/06, 4.262%, 09/15/16	MYR	375,000		123,115
Mexican Fixed Rate Bonds,
8.000%, 12/07/23	MXN	6,800,000		545,977
Series M 30, 8.500%, 11/18/38	MXN	4,500,000		348,045
New South Wales Treasury Corp. Bonds, Series 2007 CIB1, 2.750%, 11/20/25	AUD	70,000		84,939
New Zealand Government Bonds, Series 521, 6.000%, 05/15/21	NZD	335,000		305,388
Norway Government Bonds,
4.250%, 05/19/17	NOK	1,300,000		242,466
4.500%, 05/22/19	NOK	2,570,000		493,860
Poland Government, Notes, EMTN, 3.000%, 09/23/14	CHF	65,000		70,017
Quebec Notes,
Province of, EMTN, Series 2005, 3.625%, 02/10/15	EUR	100,000		138,044
Province of, EMTN, 3.375%, 06/20/16	EUR	150,000		207,567
Republic of Argentina Bonds, Series NY, 8.280%, 12/31/33	USD	144,901	[2]	105,778
Singapore Government,
Bonds, 2.250%, 06/01/21	SGD	210,000		170,857
Notes, 1.625%, 04/01/13	SGD	535,000		419,012
Notes, 2.250%, 07/01/13	SGD	120,000		95,158
Spain Government Bonds,
4.100%, 07/30/18	EUR	100,000		125,464
5.500%, 04/30/21	EUR	145,000		191,757
U.K. Gilt Bonds,
4.000%, 03/07/22	GBP	145,000		266,059
4.000%, 09/07/16	GBP	170,000		301,893
4.250%, 03/07/36	GBP	120,000		228,681
4.750%, 03/04/20	GBP	90,000		172,768
5.000%, 03/07/25	GBP	110,000		222,892
Uruguay Government International Bonds,
3.700%, 06/26/37	UYU	800,000		48,044
4.375%, 12/15/28	UYU	1,630,109		81,615
Total Foreign Government Obligations (cost $10,649,848)				11,057,470

The accompanying notes are an integral part of these financial statements. 25

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value

Mortgage-Backed Securities - 2.4%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW15, Class A4, 5.331%, 02/11/44	USD	25,000		$26,325
Extended Stay America Trust, Series 2010 ESHA, Class D, 5.498%, 11/05/27 (a)	USD	135,000		135,495
Greenwich Capital Commercial Funding Corp., 5.444%, 10/03/39	USD	100,000		108,239
Series 2007-GG11, Class A4, 5.736%, 12/10/49	USD	75,000		80,908
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.790%, 08/10/45[6]	USD	91,000	[2]	98,825
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 02/15/40	USD	25,000		26,666
Morgan Stanley Capital Group, Inc., Series 2007-IQ14, Class A4, 5.692%, 04/15/49[6]	USD	50,000		52,941
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/43	USD	50,000	[2]	52,707
Total Mortgage-Backed Securities (cost $575,707)				582,106
Municipal Bonds - 0.5%
California Statewide Communities Development Authority Revenue, Series 2007 A, 4.750%, 04/01/33	USD	55,000		54,200
California Statewide Communities Development Authority Revenue, Sutter Health, Series 2008 B, 5.250%, 11/15/48	USD	65,000		65,626
Total Municipal Bonds (cost $104,150)				119,826
U.S. Government Obligations - 5.1%
USTB, 4.375%, 05/15/41	USD	100,000		130,297
USTN, 1.375%, 02/15/12[7]	USD	405,000		405,633
USTN, 1.375%, 11/30/15	USD	120,000		123,656
USTN, 1.500%, 07/31/16	USD	240,000		248,119
USTN, 2.000%, 03/31/16	USD	250,000		266,660
USTN, 3.500%, 02/15/39	USD	70,000		78,739
Total U.S. Government Obligations (cost $1,230,502)				1,253,104
Other Investment Companies - 5.3%[1]
		Shares
BNY Mellon Overnight Government Fund, 0.04%[3]	USD	337,110		337,110
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	USD	972,752		972,752
Total Other Investment Companies (cost $1,309,862)				1,309,862
Total Investments - 97.9% (cost $23,637,514)				24,097,470
Other Assets, less Liabilities - 2.1%				510,419
Net Assets - 100.0%				$24,607,889

The accompanying notes are an integral part of these financial statements. 26

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2011, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Managers International Equity	$84,510,103	$6,870,972	($13,674,494)	($6,803,522)
Managers Emerging Markets Equity	52,038,547	2,516,776	(8,171,727)	(5,654,951)
Managers Global Bond	23,637,775	1,186,094	(726,399)	459,695

*	Non-income-producing security.
#	Rounds to less than 0.1%.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2011, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Managers Emerging Markets Equity	226,859	0.5%
Managers Global Bond	4,672,820	19.0

(b)	Step Bond. A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]

Yield shown for each investment company represents the December 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2011, amounting to:

Fund	Market Value	% of Net Assets
Managers International Equity	$2,832,042	3.8%
Managers Emerging Markets Equity	1,348,911	3.0
Managers Global Bond	323,837	1.3

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]	Represents yield to maturity at December 31, 2011.
[5]	Floating Rate Security. The rate listed is as of December 31, 2011. Date in parentheses represents the security’s next coupon rate reset.
[6]	Variable Rate Security. The rate listed is as of December 31, 2011, and is periodically reset subject to terms and conditions set forth in the debenture.
[7]	A portion of this investment is held as collateral for futures contracts for Managers Global Bond Fund, amounting to a market value of $25,039 or 0.1% of net assets.

The accompanying notes are an integral part of these financial statements. 27

Notes to Schedules of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2011: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers International Equity Fund
Investments in Securities
Common Stocks
Materials	$2,382,932	$6,181,922	—	$8,564,854
Energy	1,826,165	6,038,341	—	7,864,506
Information Technology	1,450,102	3,263,265	—	4,713,367
Financials	1,220,295	14,908,895	—	16,129,190
Consumer Discretionary	493,679	7,697,801	—	8,191,480
Telecommunication Services	380,834	3,929,800	—	4,310,634
Health Care	439,112	6,257,160	—	6,696,272
Consumer Staples	386,287	5,902,899	—	6,289,186
Industrials	—	7,387,897	—	7,387,897
Utilities	—	2,164,218	—	2,164,218
Other Equities	835,945	—	—	835,945
Other Investment Companies	4,559,032	—	—	4,559,032

Total Investments in Securities	$13,974,383	$63,732,198	—	$77,706,581

Financial Derivative Instruments - Assets††
Foreign Exchange Contracts	—	$5,422	—	$5,422
Equity Contracts	$1,860	—	—	1,860

	1,860	5,422	—	7,282

Financial Derivative Instruments - Liabilities††
Foreign Exchange Contracts	—	(1,149)	—	(1,149)
Equity Contracts	—	—	—	—

	—	(1,149)	—	(1,149)

Total Financial Derivative Instruments	$1,860	$4,273	—	$6,133

The accompanying notes are an integral part of these financial statements. 28

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Emerging Markets Equity Fund
Investments in Securities
Common Stocks
Financials	$2,014,983	$7,408,454	—	$9,423,437
Materials	2,375,087	3,289,144	—	5,664,231
Consumer Discretionary	959,525	4,449,277	—	5,408,802
Energy	1,969,615	5,217,816	—	7,187,431
Consumer Staples	823,193	2,074,158	—	2,897,351
Health Care	—	181,289	—	181,289
Information Technology	1,369,746	5,890,933	—	7,260,679
Telecommunication Services	1,023,709	1,551,912	—	2,575,621
Industrials	692,525	1,958,025	—	2,650,550
Utilities	202,628	601,830	—	804,458
Other Equities	3,368	340,742	—	344,110
Other Investment Companies	1,985,637	—	—	1,985,637

Total Investments in Securities	$13,420,016	$32,963,580	—	$46,383,596

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Global Bond Fund
Investments in Securities
Foreign Government Obligations	—	$11,057,470	—	$11,057,470
Corporate Bonds†	—	8,834,626	—	8,834,626
U.S. Government Obligations	—	1,253,104	—	1,253,104
Asset-Backed Securities	—	940,476	—	940,476
Mortgage-Backed Securities	—	582,106	—	582,106
Municipal Bonds	—	119,826		119,826
Other Investment Companies	$1,309,862	—	—	1,309,862

Total Investments	$1,309,862	$22,787,608	—	$24,097,470

Financial Derivative Instruments - Assets††
Foreign Exchange Contracts	—	$44,349	—	$44,349
Equity Contracts	$1,981	—	—	1,981

	1,981	44,349	—	46,330

Financial Derivative Instruments - Liabilities††
Foreign Exchange Contracts	—	(46,508)	—	(46,508)
Equity Contracts	(5,726)	—	—	(5,726)

	(5,726)	(46,508)	—	(52,234)

Total Financial Derivative Instruments	($3,745)	($2,159)	—	($5,904)

†	All corporate bonds held in the Funds are Level 2 securities. For a detailed break-out of the corporate bonds by major industry classification, please refer to the Schedule of Portfolio Investments.
††	Derivative instruments, such as futures and foreign exchange contracts, are not reflected in the Schedules of Portfolio Investments, and are valued at the unrealized appreciation/depreciation of the instrument.

The accompanying notes are an integral part of these financial statements. 29

Notes to Schedules of Portfolio Investments (continued)

As of December 31, 2011, the Funds’ had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The fair value of derivative instruments at December 31, 2011, for Managers International Equity Fund (“International Equity”) and Managers Global Bond Fund (“Global Bond”) were as follows:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
International Equity	Equity contracts	Receivable for variation margin on futures	$1,941	Payable for variation margin on futures	—
	Foreign exchange contracts	Unrealized appreciation of foreign currency contracts	5,422	Unrealized depreciation of foreign currency contracts	$1,149

		Totals	$7,363		$1,149

Global Bond	Interest rate contracts	Receivable for variation margin on futures	$625	Payable for variation margin on futures	$1,703
	Foreign exchange contracts	Unrealized appreciation of foreign currency contracts	44,349	Unrealized depreciation of foreign currency contracts	46,508

		Totals	$44,974		$48,211

For the year ended December 31, 2011, the effect of derivative instruments on the Statement of Operations for International Equity and Global Bond and the amount of realized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
International Equity	Equity contracts	($25,405)	—	($25,405)
	Foreign exchange contracts	—	$470	470

	Totals	($25,405)	$470	($24,935)

Global Bond	Interest Rate Contracts	$18,829	—	$18,829
	Foreign exchange contracts	—	($60,279)	(60,279)

	Totals	$18,829	($60,279)	($41,450)

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
International Equity	Equity contracts	$9,144	—	$9,144
	Foreign exchange contracts	—	$4,273	4,273

	Totals	$9,144	$4,273	$13,417

Global Bond	Interest Rate Contracts	($24,448)	—	($24,448)
	Foreign exchange contracts	—	($13,708)	(13,708)

	Totals	($24,448)	($13,708)	($38,156)

The accompanying notes are an integral part of these financial statements. 30

Notes to Schedules of Portfolio Investments (continued)

The open forward foreign currency exchange contracts (in U.S. Dollars) at December 31, 2011, were as follows: (See Note 7a in the Notes to Financial Statements.)

Forward Foreign Currency Exchange Contracts	Position	Settlement Date	Counterparty	Current Value (Receivable Amount)	Contract Value (Payable Amount)	Unrealized Gain/ (Loss)
Managers International Equity
Australian Dollar	Long	2/15/12	BNYM	$211,593	$209,352	$2,241
Australian Dollar	Short	2/15/12	BNYM	211,131	211,593	(462)
Canadian Dollar	Long	2/15/12	BNYM	87,270	85,873	1,397
Canadian Dollar	Short	2/15/12	BNYM	647,971	646,187	1,784
Japanese Yen	Short	2/15/12	BNYM	167,105	167,792	(687)

			Totals	$1,325,070	$1,320,797	$4,273

Managers Global Bond
Australian Dollar	Short	2/28/12	CS	$301,760	$314,923	($13,163)
Canadian Dollar	Short	3/7/12	CS	252,146	254,828	(2,682)
Pound Sterling	Short	3/28/12	BARC	263,711	263,780	(69)
Mexican Nuevo Peso	Short	3/2/12	DB	273,412	266,632	6,780
New Zealand Dollar	Short	1/31/12	BARC	309,788	295,110	14,678
Singapore Dollar	Short	1/31/12	DB	255,055	244,376	10,679
Swiss Franc	Short	3/21/12	MSC	64,861	63,990	871
Japanese Yen	Long	1/31/12	DB	250,752	255,056	(4,304)
Malaysian Ringgit	Long	2/21/12	JPM	267,283	268,818	(1,535)
New Turkish Lira	Short	2/2/12	CS	220,860	209,519	11,341
New Turkish Lira	Long	2/2/12	CS	209,519	222,235	(12,716)
South Korean Won	Long	3/12/12	BARC	503,093	512,402	(9,309)
South Korean Won	Long	3/12/12	CS	146,858	149,588	(2,730)

			Totals	$3,319,098	$3,321,257	($2,159)

All futures contracts are exchange traded unless otherwise noted. The open futures contracts as of December 31, 2011, were as follows: (See Note 7b in the Notes to Financial Statements.)

Type	Currency	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
Managers International Equity
DJ Euro Stoxx 50	Euro	5	Long	3/16/12	$1,860

Managers Global Bond
US 5-Year Note	USD	5	Short	3/30/12	($2,275)
US 10-Year Note	USD	3	Short	3/21/12	(3,451)
US Long Bond	USD	2	Long	3/21/12	1,981

				Total	($3,745)

The accompanying notes are an integral part of these financial statements. 31

Notes to Schedules of Portfolio Investments (continued)

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

EMTN: ESHA: GMTN: MTN: NVDR:	European Medium Term Note Extended Stay Hotels America Global Multi-Currency Note Medium Term Note Non-Voting Depository Receipt	Reg S:	Regulation S is a series of rules that clarifies the position of the Securities and Exchange Commission (“SEC”) that securities offered and sold outside of the United States do not need to be registered with the SEC.
		USTN:	United States Treasury Note

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. Dollar (USD):

AUD:	Australian Dollar	JPY:	Japanese Yen
CAD:	Canadian Dollar	NOK:	Norwegian Krone
CHF:	Swiss Franc	NZD:	New Zealand Dollar
COP:	Colombian Peso	MXN:	Mexican Peso
DKK:	Danish Krone	PHP:	Philippine Peso
EUR:	Euro	PLN:	Polish Zloty
GBP:	British Pound	SEK:	Swedish Krona
IDR:	Indonesian Rupiah	SGD:	Singapore Dollar
INR:	Indian Rupee	UYU:	Uruguayan Peso

Counterparty Abbreviations:

BNYM:	The Bank of New York Mellon
BRC:	Barclays Bank
CS:	Credit Suisse
MS:	Morgan Stanley
UBS:	UBS Securities

The accompanying notes are an integral part of these financial statements. 32

Statements of Assets and Liabilities

December 31, 2011

	Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Global Bond Fund
Assets:
Investments at value (including securities on loan valued at $2,832,042, $1,348,911, and $323,837, respectively)*	$77,706,581	$46,383,596	$24,097,470
Cash collateral for futures	38,807	—	—
Foreign currency**	248,673	90,134	677,064
Receivable for investments sold	—	328,557	—
Receivable for Fund shares sold	78,554	28,973	21,743
Receivable from affiliate	18,856	11,359	5,501
Unrealized appreciation on foreign currency contracts	5,422	—	44,349
Receivable for variation margin on futures	1,941	—	625
Dividends, interest and other receivables	263,193	35,791	274,218
Prepaid expenses	13,156	9,129	6,226
Total assets	78,375,183	46,887,539	25,127,196
Liabilities:
Payable to custodian	—	—	13,782
Payable for Fund shares repurchased	183,254	130,245	42,816
Payable upon return of securities loaned	2,942,388	1,411,233	337,110
Payable for investments purchased	15,201	2,882	—
Unrealized depreciation on foreign currency contracts	1,149	—	46,508
Payable for variation margin on futures	—	—	1,703
Accrued expenses:
Investment management and advisory fees	57,909	45,515	14,653
Administrative fees	16,086	9,895	4,186
Other	129,874	194,324	58,549
Total liabilities	3,345,861	1,794,094	519,307
Net Assets	$75,029,322	$45,093,445	$24,607,889
Shares outstanding	1,670,397	3,726,223	1,275,001
Net asset value, offering and redemption price per share	$44.92	$12.10	$19.30
Net Assets Represent:
Paid-in capital	$132,929,787	$60,182,457	$27,530,644
Undistributed net investment income (loss)	566,745	(45,420)	316,720
Accumulated net realized loss from investments, futures and foreign currency transactions	(52,721,769)	(10,792,655)	(3,676,445)
Net unrealized appreciation (depreciation) of investments, futures and foreign currency translations	(5,745,441)	(4,250,937)	436,970
Net Assets	$75,029,322	$45,093,445	$24,607,889
* Investments at cost	$83,453,155	$50,632,648	$23,637,514
** Foreign currency at cost	$254,199	$91,575	$686,752

The accompanying notes are an integral part of these financial statements. 33

Statements of Operations

For the year ended December 31, 2011

	Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Global Bond Fund
Investment Income:
Dividend income	$2,576,522	$1,384,096	$239
Interest income	2,017	104	954,366
Foreign withholding tax	(207,773)	(126,553)	(3,796)
Securities lending fees	107,257	6,800	1,175
Total investment income	2,478,023	1,264,447	951,984
Expenses:
Investment management and advisory fees	823,971	649,646	178,685
Administrative fees	228,881	141,227	51,053
Transfer agent	195,798	27,095	15,601
Custodian	144,106	254,620	33,716
Professional fees	48,722	70,968	36,781
Registration fees	24,326	26,521	27,292
Reports to shareholders	17,220	21,594	9,549
Trustees fees and expenses	6,394	4,510	1,728
Miscellaneous	3,573	18,729	1,003
Total expenses before offsets	1,492,991	1,214,910	355,408
Expense reimbursements	(240,796)	(241,231)	(74,431)
Expense reductions	(828)	(64)	(30)
Net expenses	1,251,367	973,615	280,947
Net investment income	1,226,656	290,832	671,037
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,201,609	5,565,189	726,867
Net realized gain (loss) on futures contracts	(25,405)	—	18,829
Net realized loss on foreign currency transactions	(32,573)	(106,412)	(6,577)
Net change in unrealized depreciation of investments	(16,238,707)	(17,813,367)	(501,272)
Net change in unrealized appreciation (depreciation) of futures contracts	9,144	—	(24,448)
Net change in unrealized depreciation on foreign currency translations	(27,472)	(7,175)	(39,404)
Net realized and unrealized gain (loss)	(13,113,404)	(12,361,765)	173,995
Net increase (decrease) in net assets resulting from operations	($11,886,748)	($12,070,933)	$845,032

The accompanying notes are an integral part of these financial statements. 34

Statements of Changes in Net Assets

For the year ended December 31,

	Managers International Equity Fund
	2011	2010
Increase (Decrease) in Net Assets From Operations:
Net investment income	$1,226,656	$990,773
Net realized gain on investments, futures and foreign currency transactions	3,143,631	7,334,174
Net change in unrealized depreciation of investments, futures and foreign currency contracts and translations	(16,257,035)	(4,296,264)
Net increase (decrease) in net assets resulting from operations	(11,886,748)	4,028,683
Distributions to Shareholders:
From net investment income	(1,099,815)	(1,000,087)
From Capital Share Transactions:
Proceeds from sale of shares[1]	11,580,200	12,602,849
Reinvestment of dividends and distributions	1,062,019	959,416
Cost of shares repurchased	(33,976,569)	(34,035,935)
Net decrease from capital share transactions	(21,334,350)	(20,473,670)
Total decrease in net assets	(34,320,913)	(17,445,074)
Net Assets:
Beginning of year	109,350,235	126,795,309
End of year	$75,029,322	$109,350,235
End of year undistributed net investment income	$566,745	$406,387

Share Transactions:
Sale of shares	230,217	250,788
Reinvested shares	23,553	18,274
Shares repurchased	(647,044)	(678,900)
Net decrease in shares	(393,274)	(409,838)

[1]

For the year ended December 31, 2011 and 2010, the proceeds from the sale of shares for Managers International Equity includes the receipt of market timing settlements of $65,757 and $125,379, respectively.

The accompanying notes are an integral part of these financial statements. 35

Statements of Changes in Net Assets

For the year ended December 31, (continued)

	Managers Emerging Markets Equity Fund		Managers Global Bond Fund
	2011	2010	2011	2010
Increase (Decrease) in Net Assets From Operations:
Net investment income	$290,832	$257,830	$671,037	$653,878
Net realized gain (loss) on investments, futures and foreign currency transactions	5,458,777	13,322,407	739,119	(781,117)
Net change in unrealized appreciation (depreciation) of investments, futures and foreign currency translations	(17,820,542)	(2,629,270)	(565,124)	1,873,217
Net increase (decrease) in net assets resulting from operations	(12,070,933)	10,950,967	845,032	1,745,978
Distributions to Shareholders:
From net investment income	(615,107)	(114,817)	(850,157)	(1,100,009)
From Capital Share Transactions:
Proceeds from sale of shares	22,261,491	18,247,454	9,189,578	10,516,298
Reinvestment of dividends and distributions	569,796	96,956	751,971	1,002,689
Cost of shares repurchased	(39,526,348)	(50,993,858)	(11,050,797)	(12,588,977)
Net decrease from capital share transactions	(16,695,061)	(32,649,448)	(1,109,248)	(1,069,990)
Total decrease in net assets	(29,381,101)	(21,813,298)	(1,114,373)	(424,021)
Net Assets:
Beginning of year	74,474,546	96,287,844	25,722,262	26,146,283
End of year	$45,093,445	$74,474,546	$24,607,889	$25,722,262
End of year undistributed net investment income (loss)	($45,420)	$257,938	$316,720	$247,573

Share Transactions:
Sale of shares	1,520,228	1,351,886	459,246	539,170
Reinvested shares	46,552	6,421	39,104	52,579
Shares repurchased	(2,679,905)	(3,630,681)	(554,249)	(649,900)
Net decrease in shares	(1,113,125)	(2,272,374)	(55,899)	(58,151)

The accompanying notes are an integral part of these financial statements. 36

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers International Equity Fund	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$52.99	$51.26	$39.19	$77.13	$67.42
Income from Investment Operations:
Net investment income	0.69 [3]	0.44 [3]	0.58 [3]	0.76 [3]	0.47
Net realized and unrealized gain (loss) on investments	(8.09)[3]	1.77 [3]	11.84 [3]	(38.52)[3]	9.60
Total from investment operations	(7.40)	2.21	12.42	(37.76)	10.07
Less Distributions to Shareholders from:
Net investment income	(0.67)	(0.48)	(0.35)	(0.18)	(0.36)
Net Asset Value, End of Year	$44.92	$52.99	$51.26	$39.19	$77.13
Total Return[1]	(13.98)%[4]	4.33%[4]	31.68%	(48.92)%	14.94%[4]
Ratio of net expenses to average net assets	1.37%[6]	1.44%	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets[1]	1.34%	0.89%	1.34%	1.24%	0.60%
Portfolio turnover	47%	58%	128%	142%	98%
Net assets at end of year (000’s omitted)	$75,029	$109,350	$126,795	$127,984	$302,025

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.63%	1.70%	1.73%	1.64%	1.61%
Ratio of net investment income to average net assets	1.08%	0.63%	1.09%	1.08%	0.46%

	For the year ended December 31,
Managers Emerging Markets Equity Fund	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$15.39	$13.54	$8.09	$26.80	$24.44
Income from Investment Operations:
Net investment income	0.07 [3]	0.04 [3]	0.03 [3]	0.15 [3]	0.04 [3]
Net realized and unrealized gain (loss) on investments	(3.19)[3]	1.83 [3]	5.45 [3]	(15.02)[3]	7.20 [3]
Total from investment operations	(3.12)	1.87	5.48	(14.87)	7.24
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.02)	(0.03)	(0.19)	—
Net realized gain on investments	—	—	—	(3.65)	(4.88)
Total distributions to shareholders	(0.17)	(0.02)	(0.03)	(3.84)	(4.88)
Net Asset Value, End of Year	$12.10	$15.39	$13.54	$8.09	$26.80
Total Return[1]	(20.31)%	13.84%	67.94%	(54.87)%[4]	29.50%[4]
Ratio of net expenses to average net assets	1.72%[7]	1.76%	1.77%[5]	1.77%[5]	1.78%
Ratio of net investment income to average net assets[1]	0.52%	0.29%	0.32%[5]	0.76%[5]	0.13%
Portfolio turnover	68%	69%	103%	49%	62%
Net assets at end of year (000’s omitted)	$45,093	$74,475	$96,288	$60,355	$198,235

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.15%	2.07%	2.13%	2.03%	1.93%
Ratio of net investment income (loss) to average net assets	0.09%	(0.02)%	(0.04)%	0.50%	(0.02)%

37

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Global Bond Fund	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$19.33	$18.82	$16.93	$21.31	$21.17
Income from Investment Operations:
Net investment income	0.53 [3]	0.50 [3]	0.89 [3]	0.76 [3]	0.70 [3]
Net realized and unrealized gain (loss) on investments	0.12 [3]	0.87 [3]	3.22 [3]	(2.93)[3]	0.88 [3]
Total from investment operations	0.65	1.37	4.11	(2.17)	1.58
Less Distributions to Shareholders from:
Net investment income	(0.68)	(0.86)	(2.22)	(2.18)	(1.43)
Net realized gain on investments	—	—	—	(0.03)	(0.01)
Total distributions to shareholders	(0.68)	(0.86)	(2.22)	(2.21)	(1.44)
Net Asset Value, End of Year	$19.30	$19.33	$18.82	$16.93	$21.31
Total Return[1]	3.39%	7.27%	24.27%[4]	(10.07)%[4]	7.52%[4]
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.19%
Ratio of net investment income to average net assets[1]	2.63%	2.57%	4.82%	3.62%	3.25%
Portfolio turnover	91%	131%	102%	56%	152%
Net assets at end of year (000’s omitted)	$24,608	$25,722	$26,146	$47,735	$92,124

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.39%	1.43%	1.32%	1.25%	1.25%
Ratio of net investment income to average net assets	2.34%	2.24%	4.60%	3.47%	3.18%

Notes to Financial Highlights

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on this page and the preceding page.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) to the Notes to Financial Statements.)
[2]

Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Excludes interest expense for the years ended December 31, 2009 and 2008, of 0.02% and 0.03%, respectively, for Emerging Markets Equity. (See Note 1(c) of Notes to Financial Statements.)
[6]	Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 1.34% from 1.39%
[7]	Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 1.64% from 1.74%

38

Notes to Financial Statements

December 31, 2011

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Managers International Equity Fund (“International Equity”), Managers Emerging Markets Equity Fund (“Emerging Markets Equity”), and Managers Global Bond Fund (“Global Bond”), each a “Fund” and collectively the “Funds.”

At a meeting held on December 1-2, 2011, the Board of Trustees of the Global Bond Fund approved a name change from Managers Global Bond Fund to Managers Global Income Opportunity Fund, effective February 1, 2012.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. Each Fund may use the fair value of a portfolio investment to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. The valuations provided by the pricing services for fixed-income securities reflect the evaluated bid price of such securities. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

39

Notes to Financial Statements

December 31, 2011

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Fund had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2011, under these arrangements the amount by which the Fund expenses were reduced and the impact on the expense ratio was as follows: International Equity – $722 or 0.00%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2011, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the over-draft. For the year ended December 31, 2011, overdraft fees were as follows: International Equity – $27, Emerging Markets Equity – $134 and Global Bond Fund – $0.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2011, the transfer agent expense was reduced as follows: International Equity - $106; Emerging Markets Equity – $64 and Global Bond – $30.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits but include non-reimbursable expenses, if any, such as interest and taxes.

40

Notes to Financial Statements (continued)

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

	International Equity		Emerging Markets Equity		Global Bond
	2011	2010	2011	2010	2011	2010
Distributions paid from:
Ordinary income	$1,099,815	$1,000,087	$615,107	$114,817	$850,157	$1,100,009
Short-term capital gains	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—

	$1,099,815	$1,000,087	$615,107	$114,817	$850,157	$1,100,009

As of December 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	International Equity	Emerging Markets Equity	Global Bond
Capital loss carryforward	$51,701,883	$8,845,926	$3,679,929
Undistributed ordinary income	828,785	—	369,335
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	—	—	—
Post-October loss deferral	220,667	586,262	59,615

41

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008-2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

New Tax Law–Regulated Investment Company Modernization Act: Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RIC”). Some highlights of the enacted provisions are as follows:

New post-enactment capital losses may now be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31, or December 31, reducing the circumstances under which a RIC might be required to send shareholders amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The Funds’ first taxable year subject to the Act is the current year ended December 31, 2011.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2011, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term	Long- Term	Expires December 31,
International Equity
(Pre-Enactment)	$19,998,844	—	2016
(Pre-Enactment)	26,006,476	—	2017
(Pre-Enactment)	5,696,563	—	2018

Total	$51,701,883	—

Emerging Markets
(Pre-Enactment)	$8,845,926	—	2017

Global Bond
(Pre-Enactment)	$450,209	—	2016
(Pre-Enactment)	2,196,208	—	2017
(Pre-Enactment)	1,033,512	—	2018

Total	$3,679,929	—

For the year ended December 31, 2011, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized
Fund	Short-Term	Long-Term
International Equity	$2,417,158	—
Emerging Markets	$5,785,559	—
Global Bond	$456,436	—

*	The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on results of share ownership activity.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

42

Notes to Financial Statements (continued)

At December 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: International Equity – one owns 11%, Emerging Markets Equity – one owns 22% and Global Bond – two collectively own 28%. Transactions by these shareholders may have a material impact on the Funds.

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Foreign Securities

Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund would pay such taxes foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

3.	Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into investment management agreements (each, an “Investment Management Agreement”) under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisors for the Funds (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2011, the annual investment management fee rates, as a percentage of average daily net assets, were as follows: International Equity – 0.90%; Emerging Markets Equity – 1.15%; and Global Bond – 0.70%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. Under the terms of the Administration Agreement, each of the Funds, except Global Bond, pay a fee to the Administrator at the rate of 0.25% per annum of the Funds’ average daily net assets. Global Bond pays a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets.

The Investment Manager for Global Bond has contractually agreed, through at least May 1, 2012, to waive management fees and/or reimburse Fund expenses in order to limit total annual operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.10%, of the Fund’s average daily net assets.

Effective July 1, 2011, the Investment Manager for International Equity and Emerging Markets Equity contractually agreed, through at least May 1, 2013, to waive management fees and /or reimburse Fund expenses in order to limit total annual operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody over-drafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of International Equity and Emerging Markets Equity to 1.34% and 1.64%, respectively, of each Fund’s average daily net assets. (Prior to July 1, 2011, the respective expense limitations were 1.39% and 1.74%, subject to similar exclusions.)

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause

43

Notes to Financial Statements (continued)

the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2011, each Fund’s components of reimbursement are detailed in the following chart:

	International Equity	Emerging Markets Equity
Reimbursement Available-12/31/10	$952,411	$864,105
Additional Reimbursements	240,796	241,231
Repayments	—	—
Expired Reimbursements	(349,132)	(319,184)

Reimbursement Available-12/31/11	$844,075	$786,152

Global Bond
Reimbursement Available-12/31/10	$176,253
Additional Reimbursements	74,431
Repayments	—
Expired Reimbursements	(38,750)

Reimbursement Available-12/31/11	$211,934

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Man-ager serves as the advisor (the “Managers Funds”) based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2011, the following Funds lent to other Managers Funds: International Equity lent $1,781,138 for one day earning interest of $53 and Emerging Markets Equity lent $2,837,591 for 1 day earning interest of $81. For the year ended December 31, 2011, the following Funds borrowed to other Managers Funds: Emerging Markets Equity borrowed varying amounts up to $4,766,224 for 17 days paying interest of $1,769 and Global Bond borrowed $822,854 for 1 day paying interest of $26. The interest amounts are included in the Statements of Operations in interest income or in miscellaneous expense.

4.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations). For the year ended December 31, 2011, were as follows:

	Long- Term Securities		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
International Equity	$42,277,180	$63,767,198	N/A	N/A
Emerging Markets Equity	37,845,820	53,547,525	N/A	N/A
Global Bond	15,663,533	18,630,147	$6,794,115	$6,140,146

5.	Portfolio Securities Loaned

For the year ended December 31, 2011, the Funds participated in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, each Fund is indemnified for such losses by BNYM. The Funds bear the risk of any deficiency in the amount of

44

Notes to Financial Statements (continued)

the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund (formerly the BNY Institutional Cash Reserves Fund (the “ICRF”)), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of the Fund, entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in Series B of the BNY Institutional Cash Reserves Fund (the “ICRF”), pursuant to which (i) BNYMC would support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) and held by Series B of the ICRF, and (ii) once certain conditions were met, BNYMC would purchase the defaulted securities from the Fund. On October 17, 2011, after certifying that the Fund had met all necessary conditions, BNYMC purchased the Lehman Securities from the Fund at a pre-determined price, which represented a premium over the fair market value of the Lehman Securities at that date.

6.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses and expect the risks of material loss to be remote.

7.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8.	Derivative Instruments

The following disclosures contain information on how and why the Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Portfolio Investments. The derivative instruments outstanding as of year end as disclosed in the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

a.	Forward Foreign Currency Contracts

During the year ended December 31, 2011, International Equity and Global Bond entered into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

b.	Futures Contracts

International Equity and Global Bond entered into futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices). The Funds purchased or sold futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

45

Notes to Financial Statements (continued)

9.	New Accounting Standards

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

10.	Subsequent Events

At a meeting held on January 17, 2012, the Board of Trustees voted to liquidate the Managers International Equity Fund and the Managers Emerging Markets Equity Fund on or about March 9, 2012.

The Funds have determined that no other material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

The percentage of Qualified Dividend Income (“QDI”) and the Dividends Received Deduction (“DRD”) for distributions paid is as follows:

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its year ended December 31, 2011:

	2011	2010
Managers International Equity
Ordinary Income - QDI	100.00%	100.00%

Ordinary Income - DRD	—	—

Managers Emerging Markets Equity
Ordinary Income - QDI	100.00%	100.00%

Ordinary Income - DRD	0.77%	—

Managers Global Bond
Ordinary Income - QDI	—	—

Ordinary Income - DRD	—	—

International Equity

•	The total amount of taxes paid and income sourced from foreign countries was $207,773 and $1,375,237, respectively.

Emerging Markets

•	The total amount of taxes paid and income sourced from foreign countries was $124,268 and $415,463, respectively.

Pursuant to section 852 of the Internal Revenue Code, International Equity, Emerging Markets Equity, and Global Bond hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2010, $0, $0, and $0, respectively, or, if subsequently determined to be different, the net capital gains of such year.

46

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund (currently known as Managers Global Income Opportunity Fund):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund (currently known as Managers Global Income Opportunity Fund) (three of the series constituting The Managers Funds, hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2012

47

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).
*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006- 2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

IMPORTANT NOTICE OF REVISIONS TO MANAGERS GLOBAL INCOME OPPORTUNITY FUND’S

REDEMPTION AND EXCHANGE FEE POLICY

Effective on May 1, 2012, the Global Income Opportunity Fund’s Redemption and Exchange policy will be modified. The modified policy is provided below.

The Fund will deduct a redemption/exchange fee of 1.00% (the “Redemption/Exchange Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption/Exchange Fee, redemptions of shares of the Fund are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption/Exchange Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), (3) of shares purchased through certain asset allocation programs, as determined by the Investment Manager, (4) of shares where the application of the Redemption/Exchange Fee would cause the Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder, or (5) of shares of a Fund after the announcement or other initial public disclosure by such Fund of the liquidation of such Fund or of the merger or reorganization of such Fund into another Fund. Short-term trades not subject to a Redemption/Exchange Fee as a result of these exceptions may result in additional costs to the Fund that would have been otherwise recouped, in whole or in part, if a Redemption/Exchange Fee were applied. The Redemption/ Exchange Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, or bank or trust company if the financial intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The Fund reserves the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES  PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

ANNUAL REPORT

Managers Funds

December 31, 2011

Managers Special Equity Fund

Managers
INVESTMENT GROUP

AR003-1211

Managers Special Equity Fund

Annual Report — December 31, 2011

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	13
Fund’s balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	14
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	15
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	16
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	17
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our funds are geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our funds, like the Fund detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated portfolio managers for the funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the funds, which we believe gives our shareholders added confidence in their investments.

Although U.S. equity markets generally ended the year flat or modestly negative, investors in those markets certainly experienced high levels of volatility along the way. After markets shook off macroeconomic events in the first half of the year such as the Arab Spring and the devastating consequences of the Japanese tsunami, markets were not nearly as resilient in the summer months as the political stalemate in Washington involving the U.S. debt ceiling, the S&P downgrade of U.S. sovereign credit rating, and the fear of European sovereign debt contagion shook equity markets, particularly those more closely tied to growth such as small-cap growth equities. The end of September and into the fourth quarter, however, featured almost a complete reversal of the “risk off” trade from the summer months with markets responding positively both to the coordinated efforts of European policymakers to head off issues surrounding their collective sovereign debt crisis as well as to generally positive earnings reports at the company level in the U.S. For the full calendar year, there was a sharp dichotomy in performance at the sector level within small-cap growth equities with the defensive consumer staples sector returning 13% while all other sectors, with the exception of financials (+1.1%), generating negative returns. Generally speaking, more cyclically geared sectors, such as consumer discretionary and materials, struggled the most.

For the year ended December 31, 2011, the Managers Special Equity Fund (Managers Class shares) returned 3.40% compared to -2.91% for the Russell 2000® Growth Index. The outperformance was primarily driven by strong stock selection in several sectors including consumer discretionary, health care, industrials, and information technology. In addition, the Fund was rewarded for its relative positioning versus the benchmark which, by the end of the year, included underweights to the struggling information technology and materials sectors. In a year characterized by heightened volatility, the Fund protected performance well during periods of market pressure while participating solidly during periods of market outperformance as was experienced in the last several months of the year.

Periods Ended 12/31/11	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers Special Equity Fund
Managers Class	(9.53)%	3.40%	21.64%	0.22%	4.13%	10.94%	06/01/1984
Institutional Class	(9.31)%	3.78%	21.97%	0.47%	—	4.15%	05/03/2004
Russell 2000® Growth Index	(10.59)%	(2.91)%	19.00%	2.09%	4.48%

1

Letter to Shareholders (continued)

The following report covers the one-year period ended December 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit our web site for information on other MIG product offerings. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution

(12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2011	Expense Ratio for the Period	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Expenses Paid During the Period*
Managers Special Equity Fund - Managers Class
Based on Actual Fund Return	1.36%	$1,000	$905	$6.53
Based on Hypothetical 5% Annual Return	1.36%	$1,000	$1,018	$6.92
Managers Special Equity Fund - Institutional Class
Based on Actual Fund Return	1.11%	$1,000	$907	$5.34
Based on Hypothetical 5% Annual Return	1.11%	$1,000	$1,020	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Special Equity Fund

Investment Manager’s Comments

The Managers Special Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies.

THE PORTFOLIO MANAGERS

The Fund employs multiple subadvisors who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each prospective investment. Fund management strives to achieve its performance and diversification objectives while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Federated MDTA, LLC

Federated MDTA, LLC (“MDT”) utilizes a quantitative process to score stocks based on earnings estimate momentum, long-term growth rates, share buyback and issuance, cash earnings-to-price ratios, tangible book-to-price ratios, and earnings risk. A decision-tree approach provides an intuitive, non-linear way to score companies. Stocks are grouped into clusters determined by analyzing different combinations of factor scores and returns, with each cluster containing companies with a different pattern of fundamental characteristics. Optimization is then used to build a portfolio that maximizes the stock selection score, while adhering to diversification constraints and trading costs. A position is sold or trimmed if the quantitative model identifies a more attractive opportunity (net of trading costs) or if a holding exceeds the maximum company weight of 1.3%. The portfolio typically holds between 100 and 110 stocks, with no position exceeding 1.3% of the portfolio. Industry weights are limited to +/- 13.5% of the benchmark weight, while sector weights are limited to +/- 22.5% of the benchmark weight.

Lord, Abbett & Co., LLC

The team at Lord, Abbett & Co., LLC (“Lord Abbett”), led by Tom O’Halloran, focuses its stock selection effort on companies that have revenue growth of at least 15% and are experiencing year-to-year operating margin improvement and earnings growth driven by top-line growth, rather than being driven by one-time events or simple cost cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that will be growing considerably faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate, and the strength of management. A position is sold or trimmed if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall portfolio. The portion of the Fund managed by Lord Abbett typically holds between 100 and 150 stocks with no individual holding exceeding 5%. Lord Abbett has established a risk constraint that prevents any individual industry from being greater than 25% of the total weight of its portion of the Fund.

Ranger Investment Management, L.P.

The team at Ranger Investment Management, L.P. (“Ranger”), led by Conrad Doenges, starts with a universe of stocks with market capitalization between $100M and $2B, from which they establish a list of approximately 250 to 300 companies on which they conduct detailed research. Each Ranger sector manager builds detailed earnings and cash-flow models for the companies they follow, and also qualitatively gauge, through a stock scoring model, their conviction level in each stock. Companies in the Fund’s portfolio managed by Ranger will typically have a high degree of recurring revenue, steady and/or accelerating sales and earnings growth, solid balance sheets, strong free-cash flows, conservative accounting practices, and a seasoned management team. The portfolio typically contains 35 and 60 stocks, with individual position sizes capped at 5%. Sector exposures are also limited to a maximum of 30%. A stock may be reduced or sold if material changes occur in the company’s earnings estimates, the company’s valuations exceed historical levels, a predetermined price target is achieved, the stock reaches the maximum position size of 5%, capitalization limit of $5 billion, or can be replaced with a better risk/reward opportunity.

Smith Asset Management Group, L.P.

Smith Asset Management Group, L.P.’s (“Smith Group”) investment process is based on a combination of a well-conceived quantitative screening process coupled with experienced, intelligent fundamental and qualitative analysis. The team is focused on predicting which attractively valued companies will report a succession of positive earnings surprises. The process begins by seeking companies with attractive risk profiles and valuations, as well as dramatically improving business fundamentals. To manage risk, Smith screens for companies with good corporate governance, strong financial quality, attractive valuation, and moderate portfolio beta. To identify high-earnings-growth companies, Smith screens for rising earnings expectations, improving earnings quality, a high percentage of positive earnings surprise, and high earnings growth rate. The Fund’s portfolio managed by Smith will typically hold 100 to 120 stocks, with no individual position greater than 3.0%. Sector weightings are limited to no more than two times the weighting in the Russell 2000® Index. Stocks are sold from the portfolio if a negative earnings surprise is predicted by the process or management guidance, a negative earnings surprise is actually reported, the stock’s valuation level is too high, or a buyout announcement is made.

4

Managers Special Equity Fund

Investment Manager’s Comments (continued)

THE YEAR IN REVIEW

For the year ended December 31, 2011, the Managers Special Equity Fund Managers Class returned 3.40% and the Institutional Class returned 3.78%, both beating the -2.91% return of the Russell 2000 Growth® Index.

Although U.S. equity markets generally ended the year flat or modestly negative, investors in those markets certainly experienced high levels of volatility along the way. After markets shook off macroeconomic events in the first half of the year such as the Arab Spring and the devastating consequences of the Japanese tsunami, markets were not nearly as resilient in the summer months as the political stalemate in Washington involving the U.S. debt ceiling, the S&P downgrade of U.S. sovereign credit rating, and the fear of European sovereign debt contagion shook equity markets, particularly those more closely tied to growth such as small-cap growth equities. The end of September and into the fourth quarter, however, featured almost a complete reversal of the “risk off” trade from the summer months with markets responding positively both to the coordinated efforts of European policymakers to head off issues surrounding their collective sovereign debt crisis as well as to generally positive earnings reports at the company level in the U.S. For the full calendar year, there was a sharp dichotomy in performance at the sector level within small-cap growth equities with the defensive consumer staples sector returning 13% while all other sectors, with the exception of financials (+1.1%), generating negative returns. Generally speaking, more cyclically geared sectors, such as consumer discretionary and materials, struggled the most.

The Fund delivered strong performance relative to the benchmark with the outperformance being led by all four of our managers, each of whom outperformed the benchmark Russell 2000 Growth® Index. The outperformance was primarily driven by strong stock selection in several sectors including consumer discretionary, health care, industrials, and information technology. In addition, the Fund was rewarded for its relative positioning versus the bench-mark which, by the end of the year, included underweights to the struggling information technology and materials sectors. In a year characterized by heightened volatility, the Fund protected performance well during periods of market pressure while participating solidly during periods of market outperformance as was experienced in the last several months of the year.

LOOKING FORWARD

The team at Managers continues to spend considerable time evaluating the Fund and reaffirming our confidence in the subadvisors within the Fund. This past year was our second full calendar year with our existing group of subadvisors, all of whom maintain a growth bias. As we mentioned last year, we continue to believe that the changes we made to the Fund sub adviser lineup in 2009 will continue to be beneficial to shareholders and we continue to be encouraged by the solid performance delivered by the Fund in the last two plus years as a result of these changes.

Heading into 2012, stocks within the consumer discretionary and information technology sectors continue to represent the largest exposures for the Fund, although the information technology weight still represents a relative underweight versus the benchmark. Mean-while, the Fund maintains its largest relative underweight to the health care sector. Despite becoming more defensively positioned during the third quarter as a result of global economic uncertainty, the Fund is, overall, still positioned to take advantage of the ongoing economic recovery with 40% of the Portfolio in the cyclically geared consumer discretionary and information technology sectors. We believe the difficult year in 2011 for small-cap growth equities provides excellent opportunity for active managers within this space in 2012. Towards the end of 2011 we began to see investors sort through the macroeconomic headlines and reward companies that are well capitalized and able to take advantage of growth opportunities in a low growth environment. The continuation of this trend, we believe, provides an excellent opportunity for active managers such as those that manage our Fund.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Special Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The first chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund– Managers Class on December 31, 2001, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The second chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund– Institutional Class on May 3, 2004, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

5

Managers Special Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for Special Equity Fund–Managers Class and the Russell 2000® Growth Index since December 31, 2001 through December 31, 2011.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Managers Special Equity Fund - Managers Class[2,3]	3.40%	0.22%	4.13%
Russell 2000® Growth Index[4]	(2.91)%	2.09%	4.48%

The table below shows the average annual total returns for Special Equity Fund–Institutional Class and the Russell 2000® Growth Index since May 3, 2004 through December 31, 2011.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
Managers Special Equity Fund - Institutional Class[2,3]	3.78%	0.47%	4.15%	5/3/2004
Russell 2000® Growth Index[4]	(2.91)%	2.09%	5.20%	5/3/2004	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†        The date reflects the inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars($).

[2]          From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]         The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]         The Russell 2000® Growth Index measures the performance of the Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, the index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Growth Index and the Russell 2000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers Special Equity Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Industry	Managers Special Equity Fund **	Russell 2000® Growth Index
Information Technology	21.1%	23.3%
Consumer Discretionary	19.5%	14.4%
Health Care	17.0%	20.0%
Industrials	15.9%	16.5%
Financials	9.4%	7.6%
Energy	7.3%	8.8%
Consumer Staples	3.4%	4.2%
Materials	3.3%	4.1%
Telecommunication Services	0.3%	1.0%
Utilities	0.0%	0.1%
Other Assets and Liabilities	2.8%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
SXC Health Solutions Corp.*	1.8%
HMS Holdings Corp.	1.4
Synchronoss Technologies, Inc.	1.4
MarketAxess Holdings, Inc.	1.3
Approach Resources, Inc.	1.3
Pier 1 Imports, Inc.	1.2
Acacia Research Corp.*	1.2
BE Aerospace, Inc.*	1.2
Triumph Group, Inc.	1.2
Signature Bank*	1.2

Top Ten as a Group	13.2%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers Special Equity Fund

Schedule of Portfolio Investments

December 31, 2011

	Shares		Value

Common Stocks - 97.2%
Consumer Discretionary - 19.5%
Aeropostale, Inc.	40,033		$610,503
America’s Car-Mart, Inc.*	31,387		1,229,743
Ameristar Casinos, Inc.*	32,930		569,360
ANN, Inc.	42,762		1,059,642
Ascena Retail Group, Inc.*	41,997		1,248,151
Biglari Holdings, Inc.*	1,492		549,414
BJ’s Restaurants, Inc.*	44,643		2,023,221
Bravo Brio Restaurant Group, Inc.*	54,610		936,562
Bridgepoint Education, Inc.*	18,943	[2]	435,689
Brunswick Corp.	26,743		482,979
Buckle, Inc., The	13,345	[2]	545,410
Carter’s, Inc.	27,747		1,104,608
Cato Corp., The, Class A	17,715		428,703
Cheesecake Factory, Inc., The	12,395		363,793
Children’s Place Retail Stores, Inc., The	3,263		173,331
Coinstar, Inc.*	16,816	[2]	767,482
Collective Brands, Inc.*	2,294		32,965
Columbia Sportswear Co., Inc.	11,574	[2]	538,770
Cracker Barrel Old Country Store, Inc.*	14,839		748,034
Crocs, Inc.	51,245		756,889
Dana Holding Corp.	64,642		785,400
Dick’s Sporting Goods, Inc.	13,357		492,606
DineEquity, Inc.	11,195		472,541
Express, Inc.*	34,866		695,228
Finish Line, Inc., The, Class A	91,765		1,769,688
Genesco, Inc.	29,360		1,812,686
Global Sources, Ltd.*	27,190		131,872
Group 1 Automotive, Inc.	31,710		1,642,578
Hibbett Sports, Inc.	45,041		2,034,952
HSN, Inc.	13,841		501,875
iRobot Corp.	19,035		568,195
Jos. A. Bank Clothiers, Inc.	19,477		949,699
K12, Inc.*	8,400		150,696
Lions Gate Entertainment Corp.	73,190		608,941
Monro Muffler Brake, Inc.	15,468	[2]	600,004
Panera Bread Co., Class A*	7,220		1,021,269
Peet’s Coffee & Tea, Inc.	7,217	[2]	452,362

	Shares		Value

Penske Automotive Group, Inc.*	37,090		$713,982
Pier 1 Imports, Inc.*	221,310		3,082,848
Polaris Industries, Inc.*	10,665		597,027
Pool Corp.*	21,541		648,384
Saks, Inc.*	24,869	[2]	242,473
Sally Beauty Holdings, Inc.*	52,449		1,108,247
Select Comfort Corp.*	26,775		580,750
Shutterfly, Inc.*	2,281		51,916
Sodastream International, Ltd.*	7,966		260,409
Sotheby’s*	6,890		196,572
Steven Madden, Ltd.*	58,851		2,030,360
Strayer Education, Inc.*	10,729	[2]	1,042,752
Sturm, Ruger & Co., Inc.*	3,010		100,715
Teavana Holdings, Inc.*	49,881	[2]	936,765
Tempur-Pedic International, Inc.*	3,204		168,306
Tenneco Automotive, Inc.*	38,428		1,144,386
Tesla Motors, Inc.*	20,903	[2]	596,990
Tractor Supply Co.	251		17,608
True Religion Apparel, Inc.*	10,054		347,667
Tupperware Brands Corp.	16,830		941,975
Ulta Salon, Cosmetics & Fragrance, Inc.*	15,523		1,007,753
Under Armour, Inc., Class A*	4,550		326,644
Valassis Communications, Inc.*	28,480		547,670
Vitamin Shoppe, Inc.*	7,834		312,420
Warnaco Group, Inc., The*	32,460		1,624,298
Wolverine World Wide, Inc.*	67,338		2,399,926
Total Consumer Discretionary			50,324,684
Consumer Staples - 3.4%
Cal-Maine Foods, Inc.	8,270		302,434
Casey’s General Stores, Inc.	12,367		637,024
Coca-Cola Bottling Co. Consolidated	2,965		173,601
Nu Skin Enterprises, Inc., Class A*	36,757		1,785,287
PriceSmart, Inc.*	6,714		467,227
Revlon, Inc., Class A*	23,070		343,051
Ruddick Corp.	19,646		837,705
Smart Balance, Inc.*	54,790		293,674
TreeHouse Foods, Inc.*	42,050		2,749,229
United Natural Foods, Inc.*	22,005		880,420
USANA Health Sciences, Inc.*	6,570		199,531
Total Consumer Staples			8,669,183

The accompanying notes are an integral part of these financial statements. 8

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value

Energy - 7.3%
Approach Resources, Inc.*	114,120		$3,356,269
C&J Energy Services, Inc.*	46,224		967,468
CARBO Ceramics, Inc.	4,357		537,349
Cloud Peak Energy, Inc.*	23,755		458,947
CVR Energy, Inc.*	17,530		328,337
Dawson Geophysical Co.	34,210		1,352,321
Golar LNG, Ltd.*	30,799		1,369,016
Gulfmark Offshore, Inc., Class A	4,115		172,871
Kodiak Oil & Gas Corp.*	153,122		1,454,659
Lufkin Industries, Inc.	33,661		2,265,722
Mitcham Industries, Inc.*	12,165		265,684
Oasis Petroleum, Inc.*	21,852		635,675
Parker Drilling, Co.*	17,900		128,343
Rex Energy Corp.*	42,200		622,872
Rosetta Resources, Inc.*	44,543		1,937,620
Stone Energy Corp.*	46,431		1,224,850
VAALCO Energy, Inc.*	43,255		261,260
W&T Offshore, Inc.*	42,721		906,112
Western Refining, Inc.*	50,448		670,454
Total Energy			18,915,829
Financials - 9.4%
Advance America Cash Advance Centers, Inc.*	65,025		581,974
Altisource Portfolio Solutions S.A.*	13,698		687,366
Bank of the Ozarks, Inc.	34,304		1,016,428
Cardtronics, Inc.	16,870		456,502
Cohen & Steers, Inc.*	9,854	[2]	284,781
eSpeed, Inc., Class A*	21,355	[2]	126,849
EZCORP, Inc., Class A	25,328		667,899
Financial Engines, Inc.	54,033		1,206,557
Green Dot Corp., Class A*	15,073	[2]	470,579
Highwoods Properties, Inc.	3,265		96,873
Home Bancshares, Inc.	93,599		2,425,150
MarketAxess Holdings, Inc.*	113,277		3,410,770
Ocwen Financial Corp.*	33,880		490,582
Omega Healthcare Investors, Inc.*	5,695		110,198
Prosperity Bancshares, Inc.*	65,970		2,661,890
Signature Bank*	50,235		3,013,598
SVB Financial Group*	52,267		2,492,613
Texas Capital Bancshares, Inc.*	95,244		2,915,419

	Shares		Value

WisdomTree Investments, Inc.*	66,975		$405,199
World Acceptance Corp.*	9,365		688,328
Total Financials			24,209,555
Health Care - 17.0%
Align Technology, Inc.	43,169		1,024,185
Amarin Corp. PLC, Sponsored ADR	42,495		318,288
Amedisys, Inc.	629		6,862
AMERIGROUP Corp.*	28,640		1,692,051
ArQule, Inc.*	39,415		222,301
Array BioPharma, Inc.*	86,820		187,531
ArthroCare Corp.	11,820		374,458
Astex Pharmaceuticals, Inc.*	83,175		157,201
athenahealth, Inc.*	6,468		317,708
BioMarin Pharmaceutical, Inc.*	18,821		647,066
Catalyst Health Solutions, Inc.*	52,410		2,725,320
Celldex Therapeutics, Inc.*	70,400		183,040
Centene Corp.*	52,665		2,085,007
Cepheid*	9,770		336,186
Chemed Corp.*	16,829		861,813
Codexis, Inc.	21,505		113,976
Computer Programs & Systems, Inc.	31,225		1,595,910
CorVel Corp.	23,540		1,217,253
CryoLife, Inc.	23,040		110,592
Cubist Pharmaceuticals, Inc.	28,564		1,131,706
DexCom, Inc.	17,113		159,322
Endologix, Inc.*	91,795		1,053,807
Genomic Health, Inc.*	20,346		516,585
Halozyme Therapeutics, Inc.*	14,385		136,801
HealthStream, Inc.*	19,636		362,284
HMS Holdings Corp.*	114,738		3,669,321
Impax Laboratories, Inc.*	57,315		1,156,044
Incyte Corp.*	24,464	[2]	367,205
Infinity Pharmaceuticals*	16,220		143,385
Insulet Corp.*	18,303		344,645
Integra LifeSciences Holdings Corp.	12,002		370,022
Invacare Corp.	4,665		71,328
IPC The Hospitalist Co., Inc.*	58,540		2,676,449
Jazz Pharmaceuticals, Inc.	12,960		500,645
Kensey Nash Corp.	12,955		248,606
Ligand Pharmaceuticals, Inc.*	11,105		131,816
Luminex Corp.*	15,281		324,416

The accompanying notes are an integral part of these financial statements. 9

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value

Health Care - 17.0% (continued)
Medicines Co., The*	26,914		$501,677
Medicis Pharmaceutical Corp., Class A*	15,585		518,201
National Research*	4,815		186,870
Neurocrine Biosciences, Inc.*	39,280		333,880
NxStage Medical, Inc.*	7,359		130,843
Omnicell, Inc.*	57,065		942,714
Onyx Pharmaceuticals, Inc.*	15,392		676,478
Owens & Minor, Inc.*	35,032		973,539
Par Pharmaceutical Co., Inc.*	15,450		505,678
PAREXEL International Corp.*	20,784		431,060
Providence Service Corp.*	17,595		242,107
PSS World Medical, Inc.*	29,748		719,604
Quality Systems, Inc.*	24,410		902,926
Questcor Pharmaceuticals, Inc.*	19,692		818,793
RTI Biologics, Inc.*	123,215		547,075
Salix Pharmaceuticals, Ltd.*	11,807		564,965
Spectrum Pharmaceuticals*	11,090	[2]	162,247
Steris Corp.*	29,388		876,350
SXC Health Solutions Corp.*	80,669		4,556,185
Tornier, N.V.*	18,248		328,464
Vanda Pharmaceuticals, Inc.*	28,370		135,041
Vical, Inc.*	38,800		171,108
WellCare Health Plans, Inc.*	17,938		941,745
Zeltiq Aesthetics, Inc.*	14,115		160,346
Total Health Care			43,869,031
Industrials - 15.9%
Acacia Research Corp.	83,696		3,055,741
Actuant Corp., Class A*	18,033		409,169
Acuity Brands, Inc.*	29,050		1,539,650
Advisory Board Co., The*	18,715		1,388,840
Applied Industrial Technologies, Inc.*	34,280		1,205,628
Barnes Group, Inc.	14,303		344,845
BE Aerospace, Inc.	78,339		3,032,503
Belden, Inc.	21,931		729,864
Brink’s Co., The	30,502		819,894
Chart Industries, Inc.*	32,230		1,742,676
Clean Harbors, Inc.	23,454		1,494,723
Colfax Corp.	19,475	[2]	554,648
Consolidated Graphics, Inc.	3,575		172,601
CoStar Group, Inc.*	12,760		851,475
Cubic Corp.	11,165		486,682

	Shares		Value

Deluxe Corp.	37,934		$863,378
Dollar Thrifty Automotive Group, Inc.	15,120		1,062,331
EMCOR Group, Inc.*	7,350		197,054
Exponent, Inc.*	12,990		597,150
Generac Holdings, Inc.	20,000		560,600
Genesee & Wyoming, Inc., Class A	16,145		978,064
HEICO Corp.	5,773	[2]	337,605
Hexcel Corp.	61,147		1,480,369
Higher One Holdings, Inc.*	27,066		499,097
HNI Corp.	14,910		389,151
Hub Group, Inc.	38,635		1,252,933
Insperity, Inc.*	16,820		426,387
Interface, Inc., Class A	25,241		291,281
Knoll, Inc.	31,836		472,765
Meritor, Inc.*	31,300		166,516
Middleby Corp., The	8,760		823,790
MYR Group, Inc.*	17,118		327,639
NACCO Industries, Inc., Class A*	6,556		584,926
Nordson Corp.	7,340		302,261
Polypore International, Inc.*	3,419	[2]	150,402
Primoris Services Corp.*	32,400		483,732
RBC Bearings, Inc.*	20,423		851,639
Robbins & Myers, Inc.*	23,413		1,136,701
Standex International Corp.*	3,290		112,419
Tredegar Corp.*	17,630		391,739
Triumph Group, Inc.*	51,650		3,018,942
United Rentals, Inc.*	30,897	[2]	913,006
United Stationers, Inc.*	9,891		322,051
Viad Corp.*	17,397		304,100
Wabtec Corp.*	22,495		1,573,525
Watsco, Inc.*	19,012		1,248,328
Westport Innovations, Inc.*	26,792		890,566
Zipcar, Inc.*	17,053		228,851
Total Industrials			41,068,237
Information Technology - 21.1%
ACI Worldwide, Inc.	16,560		474,278
Acme Packet, Inc.	5,066		156,590
Allot Communications, Ltd.*	147,440		2,241,088
Amkor Technology, Inc.	8,354		36,423
Ancestry.com, Inc.	20,040	[2]	460,118
Angie’s List, Inc.	26,889		432,913
Anixter International, Inc.	23,282		1,388,538

The accompanying notes are an integral part of these financial statements. 10

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value

Information Technology - 21.1% (continued)
Applied Micro Circuits Corp.*	10,005		$67,234
Ariba, Inc.*	78,937		2,216,551
Aruba Networks, Inc.	83,772	[2]	1,551,457
Axcelis Technologies, Inc.	178,165		236,959
Bankrate, Inc.*	49,330		1,060,595
BroadSoft, Inc.*	14,895		449,829
CACI International, Inc., Class A	19,039		1,064,661
Carbonite, Inc.	9,754		108,269
Cavium, Inc.	16,708		475,008
Ceva, Inc.	55,990		1,694,257
Cognex Corp.	17,526		627,256
CommVault Systems, Inc.	14,087		601,797
Concur Technologies, Inc.	10,273		521,766
Constant Contact, Inc.	71,610	[2]	1,662,068
Cornerstone OnDemand, Inc.*	28,384		517,724
Cypress Semiconductor Corp.	30,657		517,797
DealerTrack Holdings, Inc.	20,099		547,899
Echelon Corp.*	35,111		170,991
Fair Isaac Corp.	36,307		1,301,243
FARO Technologies, Inc.	21,118		971,428
Fortinet, Inc.*	36,204		789,609
Fusion-io, Inc.*	19,226	[2]	465,269
GT Advanced Technologies, Inc.*	51,018		369,370
Imperva, Inc.*	6,852		238,518
Inphi Corp.*	147,870		1,768,525
Intermolecular, Inc.*	18,021		154,620
IPG Photonics Corp.*	1,763		59,713
Jive Software, Inc.*	13,081		209,296
Lattice Semiconductor Corp.	83,815		497,861
Liquidity Services, Inc.*	23,095		852,206
LivePerson, Inc.	49,629		622,844
Manhattan Associates, Inc.*	28,382		1,148,903
MAXIMUS, Inc.*	62,270		2,574,864
Maxwell Technologies, Inc.*	33,568		545,144
MercadoLibre, Inc.*	14,763		1,174,249
MicroStrategy, Inc.*	4,778		517,553
Moneygram International, Inc.*	15,494		275,018
Monotype Imaging Holdings, Inc.*	10,085		157,225
MTS Systems Corp.	10,100		411,575

	Shares		Value

NetSuite, Inc.*	24,231		$982,567
Newport Corp.*	37,062		504,414
OPNET Technologies, Inc.*	47,430		1,739,258
Plantronics, Inc.*	14,340		511,078
Progress Software Corp.*	29,339		567,710
Quest Software, Inc.*	36,875		685,875
Responsys, Inc.*	42,693		379,541
Riverbed Technology, Inc.*	27,525		646,838
ServiceSource International, Inc.*	102,554		1,609,072
Silicon Laboratories, Inc.*	9,326	[2]	404,935
SolarWinds, Inc.*	36,333		1,015,507
Sourcefire, Inc.*	82,421		2,668,792
SS&C Technologies Holdings, Inc.*	13,895		250,944
Synaptics, Inc.*	14,923		449,928
Synchronoss Technologies, Inc.*	116,249		3,511,883
Taleo Corp.*	13,488		521,851
TeleNav, Inc.*	26,345		205,754
Teradyne, Inc.*	23,334		318,042
TIBCO Software, Inc.*	19,630		469,353
Unisys Corp.*	36,281		715,099
Universal Display Corp.*	12,922	[2]	474,108
Veeco Instruments, Inc.*	32,418	[2]	674,294
Vocus, Inc.*	11,736		259,248
Websense, Inc.*	23,801		445,793
Total Information Technology			54,398,983
Materials - 3.3%
Buckeye Technologies, Inc.	3,349		111,991
Coeur d’Alene Mines Corp.	16,630		401,448
Koppers Holdings, Inc.*	14,908		512,239
Kraton Performance Polymers, Inc.*	56,850		1,154,055
LSB Industries, Inc.*	18,392		515,528
Materion Corp.*	12,325		299,251
Minerals Technologies, Inc.*	8,340		471,460
Molycorp*	6,753	[2]	161,937
NewMarket Corp.*	5,526	[2]	1,094,756
PolyOne Corp.*	14,800		170,940
Rockwood Holdings, Inc.*	40,956		1,612,438
TPC Group, Inc.*	49,680		1,159,034
Worthington Industries, Inc.*	47,082		771,203
Total Materials			8,436,280

The accompanying notes are an integral part of these financial statements. 11

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value

Telecommunication Services - 0.3%
Leap Wireless International, Inc.	33,631	[2]	$312,432
Vonage Holdings Corp.*	153,345		375,695
Total Telecommunication Services			688,127
Total Common Stocks (cost $226,800,004)			250,579,909
Other Investment Companies - 8.3%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.04%[3]	13,063,170		13,063,170

	Shares	Value

Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	8,476,784	$8,476,784
Total Other Investment Companies (cost $21,539,954)		21,539,954
Total Investments - 105.5% (cost $248,339,958)		272,119,863
Other Assets, less Liabilities - (5.5)%		(14,300,455)
Net Assets - 100.0%		$257,819,408

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments.

Based on the cost of investments of $252,950,125 for Federal income tax purposes at December 31, 2011, the aggregate gross unrealized appreciation and depreciation were approximately $30,350,789 and $11,181,051, respectively, resulting in net unrealized appreciation of investments of $19,169,738.

*	Non-income producing security.
[1]	Yield shown for an investment company represents the December 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2011, amounting to a market value of $12,623,426, or approximately 4.9% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

As of December 31, 2011, the securities in Special Equity were all Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments. (See Note 1(a) in the Notes to Financial Statements.)

As of December 31, 2011, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investments Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements. 12

Managers Special Equity Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments at value (including securities on loan valued at $12,623,426)*	$272,119,863
Receivable for investments sold	694,019
Receivable for Fund shares sold	201,930
Receivable from affiliate	54,874
Dividends, interest and other receivables	88,342
Prepaid expenses	29,410
Total assets	273,188,438
Liabilities:
Payable upon return of securities loaned	13,063,170
Payable for investments purchased	758,722
Payable for Fund shares repurchased	1,099,149
Accrued expenses:
Investment advisory and management fees	201,561
Administrative fees	55,989
Other	190,439
Total liabilities	15,369,030
Net Assets	$257,819,408
Managers Shares:
Net Assets	$243,858,393
Shares outstanding	4,473,922
Net asset value, offering and redemption price per share	$54.51
Institutional Class Shares:
Net Assets	$13,961,015
Shares outstanding	251,772
Net asset value, offering and redemption price per share	$55.45
Net Assets Represent:
Paid-in capital	$474,831,983
Undistributed net investment loss	(53,875)
Accumulated net realized loss from investments	(240,738,605)
Net unrealized appreciation of investments	23,779,905
Net Assets	$257,819,408
* Investments at cost	$248,339,958

The accompanying notes are an integral part of these financial statements. 13

Managers Special Equity Fund

Statement of Operations

For the year ended December 31, 2011

Investment Income:
Dividend income	$1,326,632
Securities lending fees	206,218
Interest income	133
Total investment income	1,532,983
Expenses:
Investment management and advisory fees	2,877,355
Administrative fees	799,265
Transfer agent	875,491
Custodian	130,688
Professional fees	55,123
Registration fees	55,202
Reports to shareholders	37,908
Trustees fees and expenses	20,775
Miscellaneous	10,615
Total expenses before offsets	4,862,422
Expense reimbursements	(441,440)
Expense reductions	(37,509)
Net expenses	4,383,473
Net investment loss	(2,850,490)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	42,550,826
Net change in unrealized appreciation of investments	(37,008,078)
Net realized and unrealized gain	5,542,748
Net increase in net assets resulting from operations	$2,692,258

The accompanying notes are an integral part of these financial statements. 14

Managers Special Equity Fund

Statement of Changes in Net Assets

For the year ended December 31,

Increase (Decrease) in Net Assets From Operations:	2011	2010
Net investment loss	($2,850,490)	($2,007,981)
Net realized gain on investments	42,550,826	53,728,169
Net change in unrealized appreciation (depreciation) of investments	(37,008,078)	8,739,851
Net increase in net assets resulting from operations	2,692,258	60,460,039
From Capital Share Transactions:
Managers Class:
Proceeds from sale of shares	152,829,719	72,554,710
Cost of shares repurchased	(189,754,386)	(74,147,024)
Net decrease from Managers Class share transactions	(36,924,667)	(1,592,314)
Institutional Class:
Proceeds from sale of shares	11,950,135	641,061
Cost of shares repurchased	(3,388,450)	(5,205,756)
Net increase (decrease) from Institutional Class share transactions	8,561,685	(4,564,695)
Net decrease from capital share transactions	(28,362,982)	(6,157,009)
Total increase (decrease) in net assets	(25,670,724)	54,303,030
Net Assets:
Beginning of year	283,490,132	229,187,102
End of year	$257,819,408	$283,490,132
End of year undistributed net investment income (loss)	($53,875)	—

Share Transactions:
Managers Class:
Sale of shares	2,679,236	1,453,344
Shares repurchased	(3,492,876)	(1,750,832)
Net decrease in shares	(813,641)	(297,488)
Institutional Class:
Sale of shares	224,397	14,182
Shares repurchased	(62,207)	(125,107)
Net increase (decrease) in shares	162,190	(110,925)

The accompanying notes are an integral part of these financial statements. 15

Managers Special Equity Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Class:	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$52.71	$39.60	$30.28	$64.27	$82.96
Income from Investment Operations:
Net investment loss	(0.50)[3]	(0.41)[3]	(0.34)[3]	(0.28)[3]	(0.51)[3]
Net realized and unrealized gain (loss) on investments	2.30 [3]	13.52 [3]	9.66 [3]	(27.93)[3]	0.55 [3]
Total from investment operations	1.80	13.11	9.32	(28.21)	0.04
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(5.78)	(18.73)
Net Asset Value, End of Year	$54.51	$52.71	$39.60	$30.28	$64.27
Total Return[1]	3.41%[4]	33.11%	30.78%	(43.49)%	(0.60)%
Ratio of net expenses to average net assets	1.37%[5]	1.48%	1.58%	1.48%	1.43%
Ratio of net investment loss to average net assets[1]	(0.89)%	(0.95)%	(1.08)%	(0.52)%	(0.59)%
Portfolio turnover	126%	138%	186%	138%	67%
Net assets at end of year (000’s omitted)	$243,858	$278,701	$221,159	$352,106	$1,668,031

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.54%	1.55%	1.61%	1.51%	1.46%
Ratio of net investment loss to average net assets	(1.06)%	(1.02)%	(1.11)%	(0.55)%	(0.62)%

	For the year ended December 31,
Institutional Class:	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$53.43	$40.04	$30.56	$64.71	$83.56
Income from Investment Operations:
Net investment loss	(0.29)[3]	(0.30)[3]	(0.26)[3]	(0.15)[3]	(0.32)[3]
Net realized and unrealized gain (loss) on investments	2.31 [3]	13.69 [3]	9.74 [3]	(28.16)[3]	0.52 [3]
Total from investment operations	2.02	13.39	9.48	(28.31)	0.20
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(5.84)	(19.05)
Net Asset Value, End of Year	$55.45	$53.43	$40.04	$30.56	$64.71
Total Return[1]	3.78%	33.44%[4]	31.02%[4]	(43.35)%	(0.39)%
Ratio of net expenses to average net assets	1.12%[5]	1.23%	1.33%	1.23%	1.20%
Ratio of net investment loss to average net assets[1]	(0.53)%	(0.70)%	(0.83)%	(0.29)%	(0.36)%
Portfolio turnover	126%	138%	186%	138%	67%
Net assets at end of year (000’s omitted)	$13,961	$4,786	$8,028	$92,439	$247,396

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.29%	1.30%	1.36%	1.26%	1.23%
Ratio of net investment loss to average net assets	(0.70)%	(0.77)%	(0.86)%	(0.32)%	(0.39)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]

Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 1.11% from 1.14%. For the period April 1, 2011 through June 30, 2011, the Fund’s expense cap was 1.14%. From January 1, 2011 through March 31, 2011, the Fund’s expense cap was 1.19%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.

16

Managers Special Equity Fund

Notes to Financial Statements

December 31, 2011

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Special Equity Fund (“Special Equity” or the “Fund”).

The Fund offers both Managers Class shares and Institutional Class shares. The Institutional Class shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $2,500,000. Managers Class shares are offered to all other investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a investment security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in preferred stocks not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

17

Managers Special Equity Fund

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities)

Level 3 –inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2011, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratio was as follows: $37,126 or 0.01% annualized.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2011, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the over-draft. For the year ended December 31, 2011, the Fund incurred overdraft fees of $91.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2011, the transfer agent expense was reduced by $383.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before off-sets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

As of December 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$235,129,348
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

18

Managers Special Equity Fund

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008-2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

New Tax Law–Regulated Investment Company Modernization Act:

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RIC”). Some highlights of the enacted provisions are as follows:

New post-enactment capital losses may now be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act repealed the 60-day designation requirement for certain types of pass-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31, or December 31, reducing the circumstances under which a RIC might be required to send shareholders amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The Fund’s first taxable year subject to the Act is the current year ended December 31, 2011.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2011, the Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires
Fund	Short- Term	Long- Term	December 31,
Special Equity
(Pre-Enactment)	$51,507,571	—	2016
(Pre-Enactment)	183,621,777	—	2017

Total	$235,129,348	—

For the year ended December 31, 2011, the Fund utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short- Term	Long- Term
Special Equity	$45,734,904	—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Fund as follows: two collectively own 56%. Transactions by these shareholders may have a material impact on the Fund.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an investment management agreement (“Investment Management Agreement”) under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

19

Managers Special Equity Fund

Notes to Financial Statements (continued)

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets, is 0.90%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

At a meeting held on June 9-10, 2011, the Board approved a new contractual expense limitation with respect to the fund. Effective July 1, 2011, Managers has contractually agreed, until at least May 1, 2013, to waive management fees and/or reimburse Fund expenses, in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.11%, respectively, of the Fund’s average daily net assets. For the period April 1, 2011 to June 30, 2011, the Fund had a contractual expense limitation of 1.14%. From January 1, 2011 to April 1, 2011, the Fund’s contractual expense limitation was 1.19%.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2011, the Fund made no such repayments to the Investment Manager. For the year ended December 31, 2011, the Fund’s components of reimbursement are detailed in the following chart:

Reimbursement Available - 12/31/10	$108,681
Additional Reimbursements	441,440
Repayments	—
Expired Reimbursements	—

Reimbursement Available - 12/31/11	$550,121

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2011, the Fund lent to other Managers Funds varying amounts

20

Managers Special Equity Fund

Notes to Financial Statements (continued)

up to $1,708,614 over 4 days earning interest of $133. The interest amount is presented in the Statement of Operations in interest income. For the same period, the Fund did not borrow from any of the other Managers Funds.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities and U.S. Government obligations, for the year ended December 31, 2011, were $390,972,063 and $417,667,366, respectively. There were no purchases or sales of U.S. government obligations.

4.	Portfolio Securities Loaned

The Fund participated in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly BNY Institutional Cash Reserves Fund (the “ICRF”), formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of the Fund, entered into an agreement with the Bank of New York Mellon Corporation (“BNYMC”) with respect to the Fund’s position in the ICRF, pursuant to which (i) BNYMC would support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) and held by Series B of the ICRF, and (ii) once certain conditions were met, BNYMC would purchase the defaulted securities from the Fund. On October 17, 2011, after certifying that the Fund had met all necessary conditions, BNYMC purchased the Lehman Securities from the Fund at a predetermined price, which represented a premium over the fair market value of the Lehman Securities at that date.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses and expects the risks of material loss to be remote.

6.	New Accounting Standards

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7.	Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIVs you receive for the Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, Special Equity hereby designates as a capital gain distribution with respect to the taxable year ended December 31, 2011, $0, or, if subsequently determined to be different, the net capital gains of such year.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Special Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Special Equity Fund (one of the series constituting The Managers Funds, hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2012

22

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58	Professor, University of California at Berkeley School
• Trustee since 1999	of Law (1990-Present); Director of Harding, Loevner
• Oversees 38 Funds in Fund Complex	Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006- 2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

23

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

Alliancebernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Com mission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Annual Report

Managers Funds

December 31, 2011

Managers Bond Fund

Managers
INVESTMENT GROUP

AR019-1211

Managers Bond Fund

Annual Report — December 31, 2011

Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOT, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	18
Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	19
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	20
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	21
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	22
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

TRUSTEES AND OFFICERS	29

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like the one detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Fund. Following this letter, we also provide the Portfolio Manager’s discussion of its investment management approach, performance results, and market outlook.

Fixed income markets generally rose during another turbulent year for capital markets. The beginning of 2011 began a period of turmoil as unexpected events such as the Arab Spring and the Japanese earthquake and its aftermath weighed on investors’ minds. This generally boosted fixed income returns. Bonds also generally gained during the second quarter of 2011 helped by a decline in treasury yields amid slower U.S. growth and concern about the sovereign debt crisis in the Eurozone. The summer months were highlighted by bond gains as a sharp decline in treasury yields amid a flight to safety boosted demand for treasuries. The flight to quality move occurred as confidence waned that the U.S. recovery would continue, the European debt crisis would be contained and developing nation growth was sustainable, particularly in China. This reversed in October as risk aversion began to ease across global markets amid optimism that the European debt crisis could be contained. As a result, U.S. treasury yields rose during October and riskier areas of the fixed income market, such as high yield and credit, outperformed. This reversed again during November, before markets normalized during December. Overall, fixed income securities generated decent absolute returns, but it was a volatile year with multiple shifts in market leadership.

Against this backdrop, for the 12-month period ended December 31, 2011, the Managers Bond Fund (the “Fund”) posted a return of 6.06%. This results in underperformance versus its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which posted a return of 8.74% for that same period as detailed further below.

Periods Ended 12/31/11	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date
Managers Bond Fund	1.01%	6.06%	15.39%	6.60%	6.97%	06/01/84
Barclays Capital U.S. Government/Credit Bond Index	5.98%	8.74%	6.60%	6.55%	5.85%

1

Letter to Shareholders (continued)

The primary driver of the Fund’s underperformance during 2011 was its emphasis on below investment grade bonds and its underweight to U.S. treasuries. U.S. treasuries generated strong returns during 2011, particularly on the long-end, so the underweight was a meaningful detractor. U.S. treasuries represent over 50% of the Index and were a key driver of the Index’s absolute return. High yield bonds generated decent returns during 2011, but were volatile as market fear fluctuated throughout the year and did not perform as well as other areas of the market. Overall, the Fund’s exposure to high yield debt hurt as higher-rated bonds outperformed. Relative performance was also hindered by an above average cash position due to decreased liquidity and the possibility of rising rates during early-2012. Lastly, the Fund’s non-US Dollar exposure also hurt performance. Foreign bonds did not perform as well as U.S. bonds.

We expect the deflationary pressures from Europe and the hangover from the financial crisis to remain intense during 2012. This is expected to keep high-quality bond yields around the world at very low levels. Cooling emerging market economies, especially China, Brazil, and India, have also contributed to lower global bond yields. Commodity price pressures have eased, which should help reduce inflation and allow for more central bank rate cuts around the world. The continued low-rate environment will make the search for yield a theme in 2012 and suggests bonds across the quality spectrum trading at a premium to government bonds could achieve respectable risk-adjusted returns.

The following report covers the one-year period ended December 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2011	Expense Ratio for the Period	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Expenses Paid During the Period*
Managers Bond Fund
Based on Actual Fund Return	0.99%	$1,000	$1,010	$5.02
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Bond Fund

Portfolio Manager’s Comments

The Year in Review

The Managers Bond Fund returned 6.06% for the year ended December 31, 2011, lagging the Barclays Capital U.S. Government/ Credit Bond Index, which returned 8.74%.

At the beginning of 2011, a low interest rate environment continued to reinforce the reach for yield at a time when economic conditions had been slowly improving and the outlook for growth expectations was slightly less optimistic. These conditions supported demand for fixed income over the next few months as new issuance continued its torrid pace, reaching $167.9 billion by the end of the first half of 2011, well ahead of last year’s record pace. Despite negative headline risk out of Japan, the Middle East and the northern Africa region, ongoing European sovereign issues and ratings downgrades in peripheral corporate names, the financial markets had been mostly resilient through the first half of 2011 thanks to positive technicals and fundamentals.

However, growing contagion fears within Europe and an inability to grasp the reach of the global economic slowdown continued to keep investors wary, which affected high yield markets. The seemingly endless buildup of stress on the European banking system and global financial markets increased the downside risk of global growth and led to increased market volatility during the summer months and early fall. Continued market volatility from a lack of resolution regarding the European debt crisis impacted high yield and investment grade corporate bond liquidity into November. Downgrade fears within Europe and continued bickering in Washington around two key items with growth implications for 2012 (payroll taxes and unemployment benefits) kept pressure on markets during the fourth quarter. Better than expected economic releases in the U.S. helped to solidify investors’ beliefs that the slow domestic economic recovery will continue into 2012. Low yielding investment alternatives and strong corporate fundamentals continue to bode well for high yield demand.

The primary driver of the Fund’s underperformance relative to the Index during 2011 was its emphasis on below investment-grade bonds and its underweight to U.S. Treasuries. Strong performance from overweight positions within corporate bonds was the main returns driver, limiting the extent of underperformance. Credit spreads drifted wider in 2011, following several years of tightening. The Fund benefited most from its exposure to U.S. investment-grade bonds. A sizeable portion of the Fund’s corporate exposure is invested in BBB-rated securities, the lowest and most credit-sensitive part of the investment-grade spectrum. As a group, BBB-rated securities performed very well during 2011 after posting exceptional returns in the prior year. Moving even further down on the credit spectrum, the Fund gave back some of those gains due to its high-yield exposure. Cash was also a drag because cash positions were higher than normal due to decreased liquidity and a general thesis that rates, in early 2011, could begin to rise. Non-dollar holdings in the Fund did not keep pace with domestic markets during 2011. The majority of the rest of the Fund’s positive results were attributable to its small exposure to municipal bonds.

LOOKING FORWARD

Central banks around the world began to provide more liquidity to the capital markets in the fourth quarter, and risk-oriented assets rejoiced. It was a very good quarter for equities, corporate credit and high yield bonds. However, the all-clear signal has not been given, as the sovereign debt crisis in Europe remains unresolved and signs of a slowdown in China continue to accumulate.

Some significant central bank policy actions during the fourth quarter included:

•

Coordinated efforts by the U.S., Canada, Britain, Japan, Switzerland and Europe to ease the global liquidity crunch by lowering the cost of existing dollar swap lines by 50 basis points (0.50%) and arranging bilateral swaps to provide liquidity for other currencies

•	China’s move to cut its bank reserve requirements

•	The European Central Bank’s decision to cut rates by 50 basis points (0.50%) to 1.0% and its provision of 3-year loans to banks

•	The Bank of England’s announcement of another round of quantitative easing

•	The IMF’s decision to grant Greece another tranche of its emergency loan program

•	Interest rate cuts by central banks in Australia, Sweden, and Brazil

These actions were certainly welcome, and markets responded by posting strong returns for the fourth quarter. However, the European economy may be slipping into recession, which should make it much harder to implement fiscal austerity, reduce budget deficits, and convince investors that debt ratios will eventually stabilize.

The negative feedback loop from weak sovereign credit metrics to weak bank balance sheets will likely continue to be a source of risk in 2012. To comply with new European Banking Austerity requirements that take effect in June 2012, banks must increase their capitalization ratios and can do so by raising equity, shrinking assets, or cutting staff, bonuses and dividends to retain more earnings. As such, there is evidence that European banks are restricting credit, shrinking their balance sheets and reducing staff to meet tougher capitalization standards. Ultimately, we see these actions reinforcing the negative feedback loop between sovereign credit and bank balance sheets.

We expect the deflationary pressures from Europe and the hangover from the financial crisis to remain intense during 2012, which should keep high-quality bond yields very low around the world. Cooling emerging market economies, especially China, Brazil, and India, have also contributed to lower global bond yields. Commodity price pressures have eased, which should help reduce inflation and allow for more central bank rate cuts around the world.

In this enduring environment of zero policy rates and low yields on high-quality bonds, we believe the global search for yield will remain a key theme in 2012. This environment suggests bonds across the quality spectrum trading at a premium to government bonds could achieve respectable risk-adjusted returns. With that in mind, we favor U.S. high yield bonds, bank loans, and investment-grade credit along with select non-dollar currencies and securities.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles & Company, as of 12/31/2011 and is not intended as a forecast or guarantee of future results.

4

Managers Bond Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the Managers Bond Fund on December 31, 2001, to a $10,000 investment made in the Barclays Capital U.S. Government/Credit Bond Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced. Past performance is not indicative of future results.

The table below shows the average annual total returns for the Managers Bond Fund and the Barclays Capital U.S. Government/Credit Bond Index from December 31, 2001 through December 31, 2011.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Managers Bond Fund [2,3,4,5]	6.06%	6.60%	6.97%
Barclays Capital U.S. Government/Credit Bond Index[6]	8.74%	6.55%	5.85%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]         The Fund is subject to the risks associated with investments in debt securities, such as default risk, and fluctuations in a debtor’s perceived ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]          Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]         High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.

[6]         The Barclays Capital U.S. Government/Credit Bond Index is an index of investment grade government and corporate bonds with a maturity rate of more than one year. Unlike the Fund, the Barclays Capital U.S. Government/Credit Bond Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of all income.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Managers Bond Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Category	Managers Bond Fund**	Barclays Capital U.S. Government/ Credit Bond Index
Corporate Bonds and Notes	68.6%	30.2%
Foreign Government and Agency Obligations	6.4%	8.0%
Asset-Backed Securities	3.7%	0.0%
U.S. Government and Agency Obligations	3.4%	61.8%
Municipal Bonds	1.5%	0.0%
Mortgage-Backed Securities	1.2%	0.0%
Preferred Stocks	0.9%	0.0%
Common Stocks	0.6%	0.0%
Other Assets and Liabilities	13.7%	0.0%

**	As a percentage of net assets

Rating	Managers Bond Fund**	Barclays Capital U.S. Government/ Credit Bond Index
U.S. Treasury & Agency	4.0%	61.8%
Aaa	6.8%	3.7%
Aa	3.8%	5.4%
A	26.2%	15.6%
Baa	49.8%	13.5%
Ba & lower	9.2%	0.0%
Not Rated	0.2%	0.0%

**	As a percentage of market value of fixed income securities

Chart does not include equity securities.

Top Ten Holdings

Security Name	% of Net Assets
Southwestern Electric Power Co., 6.450%, 01/15/19*	2.2%
Kinder Morgan Energy Partners, L.P., 5.950%, 02/15/18*	2.0
Springleaf Finance Corp., MTN, Series J, 6.900%, 12/15/17*	1.9
EQT Corp., 6.500%, 04/01/18*	1.9
Dun & Bradstreet Corp., The, 6.000%, 04/01/13*	1.6
Nisource Finance Corp., 6.400%, 03/15/18*	1.5
New Zealand Government Bonds, Series 413, 6.500%, 04/15/13	1.5
Panhandle Eastern Pipeline Co., L.P., 7.000%, 06/15/18*	1.4
Ameren Illinois Co., 6.250%, 04/01/18*	1.4
Merrill Lynch & Co., Inc., 6.110%, 01/29/37*	1.4

Top Ten as a Group	16.8%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Managers Bond Fund

Schedule of Portfolio Investments

December 31, 2011

		Principal Amount†	Value

Asset-Backed Securities - 3.7%
Chase Issuance Trust, Series 2007-B1, Class B-1, 0.528%, 04/15/19 (01/17/12)[1]		$17,040,000	$16,391,595
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 06/20/14		8,945,000	9,159,819
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 07/20/31 (a)		9,767,028	9,976,992
MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14		6,911,000	6,958,105
Merrill Auto Trust Securitization, Series 2008-1, Class B, 6.750%, 04/15/15		4,035,000	4,101,819
Sierra Receivables Funding Company, Series 2010-2A, Class A, 3.840%, 11/20/25 (a)		11,751,203	11,997,981
Trinity Rail Leasing, L.P., Series 2009-1A, Class A, 6.657%, 11/16/39 (a)		4,583,165	5,187,801
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 07/15/41 (a)		14,169,490	14,260,780
World Financial Network Credit Card Master Note Trust, Series 2010-A, 6.750%, 04/15/19		1,000,000	1,104,534
Total Asset-Backed Securities (cost $75,443,498)			79,139,426

		Shares
Common Stocks - 0.6%
PPG Industries, Inc. (Materials) (cost $10,696,329)		145,736	12,167,499

		Principal Amount†
Corporate Bonds and Notes - 68.6%
Financials - 22.8%
Ally Financial, Inc., 8.000%, 11/01/31		$1,427,000	1,377,055
Alta Wind Holdings LLC, 7.000%, 06/30/35 (a)		8,217,432	9,033,423
American International Group, Inc.,
8.175%, 05/15/58[2]		10,530,000	9,371,700
MTN, Series MP, 5.450%, 05/18/17		485,000	463,485
MTN, Series G, 5.850%, 01/16/18		1,940,000	1,897,349
Bank of America Corp.,
7.625%, 06/01/19		2,906,000	3,005,435
MTN, 5.000%, 05/13/21		2,475,000	2,254,317
Camden Property Trust, 5.700%, 05/15/17		5,205,000	5,699,345
Cantor Fitzgerald, L.P.,
6.375%, 06/26/15 (a)		8,710,000	8,296,676
7.875%, 10/15/19 (a)[3]		10,805,000	10,419,910
Citigroup, Inc.,
5.500%, 10/15/14		21,385,000	21,984,785
6.125%, 08/25/36		10,760,000	9,307,508
Crown Castle Towers LLC, 6.113%, 01/15/20 (a)		13,725,000	15,143,328
Duke Realty, L.P.,
5.950%, 02/15/17		2,210,000	2,376,026
6.500%, 01/15/18		5,000,000	5,525,095
Equifax, Inc., 7.000%, 07/01/37		4,421,000	4,992,021
Equity One, Inc., 6.000%, 09/15/17		5,915,000	6,163,548
ERP Operating, L.P.,
5.125%, 03/15/16		600,000	642,854
5.750%, 06/15/17		925,000	1,025,583
Export-Import Bank of Korea, The, 8.300%, 03/15/14 (a)	IDR	1,400,000,000	153,255

The accompanying notes are an integral part of these financial statements. 7

Managers Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value

Financials - 22.8% (continued)
First Industrial, L.P., 5.950%, 05/15/17		$15,000,000	$13,963,170
General Electric Capital Australia Funding Pty., Ltd., EMTN, 8.000%, 02/13/12	AUD	3,965,000	4,065,801
General Electric Capital Corp.,
2.960%, 05/18/12	SGD	4,400,000	3,409,919
3.485%, 03/08/12	SGD	16,500,000	12,752,482
6.500%, 09/28/15	NZD	15,265,000	12,529,803
6.750%, 09/26/16	NZD	6,390,000	5,315,753
GMTN, 7.625%, 12/10/14	NZD	9,365,000	7,958,125
Goldman Sachs Group, Inc., The, 6.750%, 10/01/37		1,120,000	1,042,175
Hanover Insurance Group, Inc., The, 7.500%, 03/01/20		6,475,000	7,420,447
Highwoods Realty, L.P.,
5.850%, 03/15/17		3,680,000	3,892,303
7.500%, 04/15/18		2,405,000	2,708,441
ICICI Bank, Ltd., 6.375%, 04/30/22 (a)[2]		900,000	783,000
Instituto de Credito Oficial, MTN, 5.500%, 10/11/12	AUD	3,735,000	3,706,540
iStar Financial, Inc.,
5.700%, 03/01/14[4]		15,000	12,488
5.850%, 03/15/17		325,000	257,563
5.875%, 03/15/16[4]		1,340,000	1,085,400
6.050%, 04/15/15		620,000	506,850
JPMorgan Chase & Co.,
6.120%, 04/12/12 (a)[5]	IDR	40,733,437,680	4,416,911
7.700%, 06/01/16 (a)	IDR	19,000,000,000	2,126,408
Lloyds TSB Bank PLC, 6.500%, 09/14/20 (a)[4]		17,940,000	15,011,474
Marsh & McLennan Cos., Inc., 5.875%, 08/01/33		10,360,000	11,382,553
MBIA Insurance Corp., 14.000%, 01/15/33 (a)[2]		525,000	294,000
Merrill Lynch & Co., Inc.,
4.625%, 09/14/18	EUR	1,750,000	1,659,212
6.050%, 05/16/16		900,000	848,303
6.110%, 01/29/37		38,050,000	29,334,077
10.710%, 03/08/17	BRL	2,500,000	1,206,273
MTN, Series C, 6.050%, 06/01/34		22,100,000	16,958,568
Morgan Stanley,
4.750%, 04/01/14		10,715,000	10,555,207
5.500%, 07/24/20		29,000,000	26,367,670
5.750%, 01/25/21		400,000	373,122
GMTN, 5.500%, 01/26/20		500,000	455,138
GMTN, 5.625%, 09/23/19		7,500,000	6,945,593
MTN, 6.625%, 04/01/18		3,095,000	3,056,136
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		13,925,000	14,852,071
National City Bank of Indiana, 4.250%, 07/01/18		6,310,000	6,355,180
National City Corp., 6.875%, 05/15/19		1,905,000	2,140,972
National Life Insurance Co., 10.500%, 09/15/39 (a)		5,000,000	6,143,625
Nationwide Mutual Insurance Co., 6.600%, 04/15/34 (a)		3,325,000	3,048,417

The accompanying notes are an integral part of these financial statements. 8

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

Financials - 22.8% (continued)
Old Republic International Corp., 3.750%, 03/15/18[4,6]	$9,220,000	$8,102,075
Penn Mutual Life Insurance Co., The, 7.625%, 06/15/40 (a)	8,885,000	10,894,050
ProLogis, L.P.,
5.625%, 11/15/15	345,000	366,926
5.750%, 04/01/16	280,000	296,258
Realty Income Corp.,
5.750%, 01/15/21	1,435,000	1,561,485
6.750%, 08/15/19	6,240,000	7,113,388
Simon Property Group, L.P., 5.750%, 12/01/15	445,000	497,852
Sirius International Group Ltd., 6.375%, 03/20/17 (a)	4,555,000	4,777,507
SLM Corp.,
5.000%, 04/15/15	50,000	48,113
5.375%, 05/15/14	300,000	300,210
8.450%, 06/15/18	18,665,000	19,224,950
Societe Generale SA, 5.200%, 04/15/21 (a)	4,000,000	3,398,708
Springleaf Finance Corp.,
MTN, 5.400%, 12/01/15	5,000,000	3,637,500
MTN, Series J, 6.900%, 12/15/17	57,315,000	41,266,800
WEA Finance LLC/WT Finance Australia, 6.750%, 09/02/19 (a)	8,325,000	9,285,255
Willis North America, Inc.,
6.200%, 03/28/17	5,685,000	6,250,737
7.000%, 09/29/19	2,860,000	3,183,658
Total Financials		484,279,340
Industrials - 35.6%
Agilent Technologies, Inc., 6.500%, 11/01/17	6,945,000	8,042,622
Alcatel-Lucent USA, Inc.,
6.450%, 03/15/29	4,335,000	3,110,362
6.500%, 01/15/28	305,000	218,838
APL, Ltd., 8.000%, 01/15/24[3]	250,000	162,500
ArcelorMittal,
5.500%, 03/01/21	150,000	137,686
6.125%, 06/01/18	4,580,000	4,523,034
6.750%, 03/01/41	7,700,000	6,924,071
7.000%, 10/15/39	1,925,000	1,788,929
Aristotle Holding, Inc., 4.750%, 11/15/21 (a)	15,920,000	16,473,554
AT&T Corp., 6.500%, 03/15/29	6,415,000	7,669,684
BellSouth Corp., 6.000%, 11/15/34	2,370,000	2,689,175
Canadian Pacific Railway Co., 5.750%, 03/15/33	195,000	195,838
CenturyLink, Inc.,
6.450%, 06/15/21	13,395,000	13,419,673
Series P, 7.600%, 09/15/39	9,335,000	9,160,109
Choice Hotels International, Inc., 5.700%, 08/28/20[4]	11,900,000	12,373,918
Cigna Corp., 6.150%, 11/15/36	6,830,000	7,326,493
Comcast Corp., 5.650%, 06/15/35	3,820,000	4,220,053

The accompanying notes are an integral part of these financial statements. 9

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

Industrials - 35.6% (continued)
Continental Airlines, Inc.,
1999-1 Class B Pass Through Trust, Series 991B, 6.795%, 08/02/18	$27,840	$26,621
2000-1 Class A-1 Pass Through Trust, Series 00A1, 8.048%, 11/01/20	84,829	90,869
2007-1 Class A Pass Through Trust, Series 071B, 5.983%, 04/19/22	16,856,069	17,550,539
Series B, 6.903%, 04/19/22	5,391,291	5,243,030
Corn Products International, Inc., 6.625%, 04/15/37	4,055,000	4,821,107
Corning, Inc.,
6.850%, 03/01/29	9,142,000	11,237,438
7.250%, 08/15/36	1,185,000	1,429,534
Cummins, Inc.,
5.650%, 03/01/98	11,235,000	11,013,479
6.750%, 02/15/27	2,853,000	3,475,687
Cytec Industries, Inc., 6.000%, 10/01/15	875,000	956,240
Darden Restaurants, Inc., 6.000%, 08/15/35	2,635,000	2,697,318
Delta Air Lines, Inc.,
2007-1 Class B Pass Through Trust, Series 071B, 8.021%, 08/10/22	11,440,442	11,225,361
Series 2010-1A, Pass Through Certificate, 6.200%, 07/02/18[4]	4,881,400	5,198,691
Dillard’s, Inc., 7.000%, 12/01/28	225,000	207,000
DP World, Ltd., 6.850%, 07/02/37 (a)	28,350,000	25,656,750
Dun & Bradstreet Corp., The, 6.000%, 04/01/13	32,120,000	33,869,737
Embarq Corp., 7.995%, 06/01/36	5,830,000	6,040,976
Energy Transfer Partners, L.P.,
6.125%, 02/15/17	700,000	768,550
6.625%, 10/15/36	1,805,000	1,897,956
Enterprise Products Operating LLC, 4.050%, 02/15/22	8,450,000	8,609,401
EQT Corp., 6.500%, 04/01/18	35,420,000	39,493,513
ERAC USA Finance LLC,
6.375%, 10/15/17 (a)	4,910,000	5,673,765
6.700%, 06/01/34 (a)	1,250,000	1,413,146
7.000%, 10/15/37 (a)	19,033,000	22,898,107
Foot Locker, Inc., 8.500%, 01/15/22	570,000	588,525
Ford Motor Co., 6.375%, 02/01/29	1,990,000	2,044,450
Georgia-Pacific LLC, 5.400%, 11/01/20 (a)	5,175,000	5,732,078
GTE Corp., 6.940%, 04/15/28	130,000	163,478
Intel Corp.,
2.950%, 12/15/35[6]	8,030,000	8,361,237
3.250%, 08/01/39[6]	15,000,000	18,787,500
Intuit, Inc., 5.750%, 03/15/17	3,560,000	3,993,473
Kinder Morgan Energy Partners, L.P.,
5.300%, 09/15/20	8,100,000	8,821,256
5.800%, 03/15/35	3,360,000	3,462,295
5.950%, 02/15/18	36,530,000	41,733,479
Lowe’s Cos., Inc., 6.875%, 02/15/28	500,000	627,500
Marks & Spencer PLC, 7.125%, 12/01/37 (a)	4,725,000	4,702,986

The accompanying notes are an integral part of these financial statements. 10

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

Industrials - 35.6% (continued)
Masco Corp.,
5.850%, 03/15/17	$8,150,000	$8,135,477
6.500%, 08/15/32	955,000	854,195
7.125%, 03/15/20	9,065,000	9,148,616
7.750%, 08/01/29	820,000	795,948
Mead Corp., 7.550%, 03/01/47	970,000	944,949
Methanex Corp., 6.000%, 08/15/15	3,825,000	3,938,587
Micron Technology, Inc., 1.875%, 06/01/14[6]	200,000	191,000
Missouri Pacific Railroad Co., 5.000%, 01/01/45[3]	825,000	625,606
New Albertsons, Inc.,
6.625%, 06/01/28	1,015,000	723,187
7.450%, 08/01/29	3,195,000	2,492,100
7.750%, 06/15/26	915,000	752,587
NGPL Pipeco LLC, 7.119%, 12/15/17 (a)	21,980,000	21,698,216
Northwest Airlines, 2007-1 Class B Pass Through Trust, 8.028%, 11/01/17	5,609,775	5,336,018
ONEOK, Inc., 6.000%, 06/15/35	9,210,000	9,857,859
ONEOK Partners, L.P., 6.650%, 10/01/36	2,650,000	3,133,946
Owens & Minor, Inc., 6.350%, 04/15/16[3]	1,355,000	1,471,373
Owens Corning,
6.500%, 12/01/16	4,560,000	4,976,702
7.000%, 12/01/36	9,175,000	9,377,456
Panhandle Eastern Pipeline Co., L.P.,
6.200%, 11/01/17	5,520,000	6,280,838
7.000%, 06/15/18	26,505,000	30,379,315
Plains All American Pipeline L.P./PAA Finance Corp.,
6.125%, 01/15/17	2,770,000	3,131,596
6.500%, 05/01/18	8,975,000	10,438,858
6.650%, 01/15/37	5,960,000	7,101,680
PulteGroup, Inc.,
6.000%, 02/15/35	10,320,000	6,849,900
6.375%, 05/15/33	4,670,000	3,233,975
Qwest Capital Funding, Inc.,
6.500%, 11/15/18	620,000	611,964
6.875%, 07/15/28	1,190,000	1,117,373
7.625%, 08/03/21	2,135,000	2,177,173
Qwest Corp.,
6.875%, 09/15/33[4]	7,209,000	7,160,628
7.200%, 11/10/26	435,000	434,000
7.250%, 09/15/25	1,185,000	1,297,076
7.250%, 10/15/35	2,165,000	2,158,819
7.500%, 06/15/23	739,000	739,221
Reynolds American, Inc.,
6.750%, 06/15/17	8,170,000	9,286,251

The accompanying notes are an integral part of these financial statements. 11

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

Industrials - 35.6% (continued)
7.250%, 06/15/37	$2,000,000	$2,319,940
Rowan Cos., Inc., 7.875%, 08/01/19	4,710,000	5,521,524
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	3,520,000	4,238,974
Telecom Italia Capital S.A.,
6.000%, 09/30/34	4,130,000	3,060,218
6.375%, 11/15/33	3,485,000	2,639,347
Telekom Malaysia Bhd, 7.875%, 08/01/25 (a)	250,000	331,283
Texas Eastern Transmission, L.P., 6.000%, 09/15/17 (a)	3,000,000	3,547,566
Toro Co., The, 6.625%, 05/01/37[3]	6,810,000	7,119,371
Transocean, Inc., 7.375%, 04/15/18	500,000	538,095
UAL, Series 2007-1, 6.636%, 07/02/22	14,925,601	14,925,601
United States Steel Corp.,
6.650%, 06/01/37	3,595,000	2,804,100
7.000%, 02/01/18[4]	7,310,000	7,236,900
UnitedHealth Group, Inc.,
5.800%, 03/15/36	13,506,000	16,158,227
6.500%, 06/15/37	310,000	394,269
6.625%, 11/15/37	1,540,000	1,977,098
US Airways, 2011-1 Class A Pass Through Trust, Series 2011 A, 7.125%, 10/22/23	3,843,000	3,650,850
USG Corp., 6.300%, 11/15/16	1,410,000	1,099,800
Vale Overseas Ltd., 6.875%, 11/21/36	3,665,000	4,172,789
Verizon Maryland, Inc., 5.125%, 06/15/33	885,000	925,172
Verizon New England, Inc., 7.875%, 11/15/29	2,390,000	2,902,433
Verizon Pennsylvania, Inc., 6.000%, 12/01/28	1,335,000	1,428,533
VF Corp., 6.450%, 11/01/37	9,334,000	12,157,983
WellPoint, Inc., 6.375%, 06/15/37	11,710,000	14,778,945
Western Union Co., The,
6.200%, 11/17/36	4,690,000	4,990,254
6.200%, 06/21/40	130,000	139,212
Weyerhaeuser Co.,
6.875%, 12/15/33	12,890,000	12,690,102
7.375%, 10/01/19	3,915,000	4,410,905
7.375%, 03/15/32	1,930,000	2,025,790
White Pine Hydro LLC,
6.310%, 07/10/17 (a)[3]	1,700,000	1,828,163
6.960%, 07/10/37 (a)[3]	1,645,000	1,770,941
Wyndham Worldwide Corp.,
5.750%, 02/01/18	950,000	1,005,690
6.000%, 12/01/16	6,430,000	6,934,112
7.375%, 03/01/20	7,220,000	8,240,728
Total Industrials		753,767,015
Utilities - 10.2%
Abu Dhabi National Energy Co., 7.250%, 08/01/18 (a)	21,130,000	24,193,850

The accompanying notes are an integral part of these financial statements. 12

Managers Bond Fund

Schedule of Portfolio Investments (continued)

		Principal Amount†	Value

Utilities - 10.2% (continued)
Ameren Energy Generating Co., Series H, 7.000%, 04/15/18[4]		$22,700,000	$23,403,700
Ameren Illinois Co., 6.250%, 04/01/18		26,000,000	30,018,690
Baltimore Gas & Electric Co., 5.200%, 06/15/33		1,470,000	1,607,595
Bruce Mansfield Unit 12, 6.850%, 06/01/34		10,477,605	11,386,059
Cleveland Electric Illuminating Co., The, 5.950%, 12/15/36		11,370,000	12,117,350
DCP Midstream LLC, 6.450%, 11/03/36 (a)		2,615,000	2,982,329
Endesa SA/Cayman Islands, 7.875%, 02/01/27		2,900,000	3,611,683
Enel Finance International N.V., 6.000%, 10/07/39 (a)		3,300,000	2,655,992
ITC Holdings Corp., 5.875%, 09/30/16 (a)		2,410,000	2,743,744
Mackinaw Power LLC, 6.296%, 10/31/23 (a)[3]		8,014,200	8,117,343
Nisource Finance Corp.,
6.400%, 03/15/18		27,910,000	32,092,369
6.800%, 01/15/19		11,625,000	13,615,735
Southwestern Electric Power Co., 6.450%, 01/15/19		39,195,000	45,752,676
Tenaga Nasional Bhd, 7.500%, 11/01/25 (a)		2,000,000	2,489,310
Total Utilities			216,788,425
Total Corporate Bonds and Notes (cost $1,360,006,597)			1,454,834,780
Foreign Government and Agency Obligations - 6.4%
Alberta Notes, Province of, 5.930%, 09/16/16	CAD	104,243	$113,814
Brazil Bonds, Republic of:
10.250%, 01/10/28	BRL	5,750,000	3,514,274
12.500%, 01/05/22	BRL	5,160,000	3,540,973
Canadian Government Bonds:
1.750%, 03/01/13	CAD	400,000	396,121
3.500%, 06/01/13	CAD	5,964,000	6,061,532
European Bank for Reconstruction & Development Notes, 9.250%, 09/10/12	BRL	2,000,000	1,072,242
European Investment Bank:
Bonds, 6.446%, 03/10/21[5]	AUD	5,000,000	2,823,296
Notes, 5.687%, 04/24/13 (a)[5]	IDR	50,074,770,000	5,129,413
Notes, 7.000%, 01/18/12	NZD	5,508,000	4,293,954
Notes, 11.250%, 02/14/13	BRL	13,490,000	7,394,278
Inter-American Development Bank:
Bonds, 6.000%, 12/15/17	NZD	4,215,000	3,603,015
Notes, 7.079%, 05/20/13[5]	IDR	45,580,000,000	4,563,781
Notes, EMTN, 7.037%, 09/23/13[5]	IDR	33,430,000,000	3,270,923
International Bank for Reconstruction & Development Notes, GDIF, 1.430%, 03/05/14	SGD	5,800,000	4,536,181
Manitoba Bonds, Province of, 6.375%, 09/01/15	NZD	5,450,000	4,612,033
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	141,360,000	11,349,897
New South Wales Treasury Corp., Series 813, 5.500%, 08/01/13	AUD	21,225,000	22,253,567
New Zealand Government Bonds, Series 413, 6.500%, 04/15/13	NZD	37,850,000	30,962,289
Norway Government Bonds, 6.500%, 05/15/13	NOK	53,065,000	9,482,557
Queensland Treasury Corp. Bonds, 7.125%, 09/18/17 (a)	NZD	7,500,000	6,677,130
Total Foreign Government and Agency Obligations (cost $127,577,038)			135,651,270

The accompanying notes are an integral part of these financial statements. 13

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

Mortgage-Backed Securities - 1.2%
Community Program Loan Trust, Series 87-A, Class A5, 4.500%, 04/01/29	$3,325,000	$3,198,703
Credit Suisse Mortgage Capital, Series 2007-C5, Class A4, 5.695%, 09/15/40[2]	1,704,000	1,777,846
Extended Stay America Trust, Series 2010 ESHA, Class C, 4.860%, 11/05/27 (a)	19,090,000	19,326,812
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.005%, 06/15/49[2]	305,000	324,132
Total Mortgage-Backed Securities (cost $23,121,937)		24,627,493
Municipal Bonds - 1.5%
Buckeye Tobacco Settlement Financing Authority, Series 2007 A-2, Series 2007 A-2, 5.875%, 06/01/47[3]	5,035,000	3,607,477
Chicago Illinois O’Hare International Airport Revenue Bond, Series 2008 A, Series 2008-A, 4.500%, 01/01/38 (AGM Insured)[7]	315,000	306,523
Illinois State General Obligation, Series 2003, 5.100%, 06/01/33	2,880,000	2,614,003
Michigan Tobacco Settlement Finance Authority, Series 2006 A, Series 2006 A, 7.309%, 06/01/34[3]	2,985,000	2,186,901
San Jose California Redevelopment Agency Tax Allocation, Series 2006 C, 3.750%, 08/01/28 (BHAC Insured)[7]	280,000	250,200
San Jose California Redevelopment Agency Tax Allocation, Series 2006 C, 3.750%, 08/01/28 (NATL- RE Insured)[7]	765,000	575,188
State of California, 4.500%, 08/01/27(AMBAC Insured)[7]	950,000	986,167
State of California, 4.500%, 10/01/29	2,655,000	2,713,941
State of California, 4.500%, 08/01/30	730,000	744,907
State of California, 4.500%, 08/01/30 (AMBAC Insured)[7]	770,000	785,723
State of California, Variable Purpose Bond, 3.250%, 12/01/27 (NATL-RE Insured)[7]	495,000	446,718
State of California, Variable Purpose Bond, 4.500%, 12/01/33 (AMBAC Insured)[7]	2,330,000	2,349,292
Virginia Tobacco Settlement Financing Corp., Series 2007 A-1, 6.706%, 06/01/46[3]	21,620,000	13,564,820
Total Municipal Bonds (cost $39,601,288)		31,131,860

	Shares
Preferred Stocks - 0.9%
Consumer Discretionary - 0.5%
Comcast Corp., Series B, 7.000%	207,547	5,311,128
Newell Financial Trust I, 5.250%[6]	90,628	3,829,033
Total Consumer Discretionary		9,140,161
Financials - 0.4%
Bank of America Corp., 6.375%	20,000	364,600
Bank of America Corp., Series L, 7.250%[6]	7,808	6,152,860
SLM Corp., 6.000%	41,250	785,400
Sovereign Capital Trust IV, 4.375%[6]	34,236	1,626,210
Total Financials		8,929,070
Utilities - 0.0%#
Entergy New Orleans, Inc., 4.750%	482	47,763
Entergy New Orleans, Inc., 5.560%	100	9,925
Wisconsin Electric Power Co., 3.600%	3,946	319,873
Total Utilities		377,561
Total Preferred Stocks (cost $18,122,043)		18,446,792

The accompanying notes are an integral part of these financial statements. 14

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

U.S. Government and Agency Obligations - 3.4%
Federal Home Loan Banks - 0.8%
FHLB, 1.875%, 06/21/13	$16,600,000	$16,971,077
Federal Home Loan Mortgage Corporation - 2.0%
FHLMC, 1.625%, 04/15/13	16,595,000	16,873,862
FHLMC, 2.125%, 09/21/12	24,895,000	25,236,659
FHMLC Gold, 5.000%, 12/01/31	89,766	96,775
Total Federal Home Loan Mortgage Corporation		42,207,296
Federal National Mortgage Association - 0.6%
FNMA, 1.875%, 04/20/12	10,325,000	10,379,754
FNMA, 4.000%, 10/01/18	3,010,049	3,201,857
FNMA, 6.000%, 07/01/29	7,183	8,007
Total Federal National Mortgage Association		13,589,618
Total U.S. Government and Agency Obligations (cost $71,750,267)		72,767,991

	Shares
Other Investment Companies - 13.5%[8]
BNY Mellon Overnight Government Fund, 0.04%[9]	33,504,336	33,504,336
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	113,949,839	113,949,839
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.14%	140,060,261	140,060,261
Total Other Investment Companies (cost $287,514,436)		287,514,436
Total Investments - 99.8% (cost $2,013,833,433)		2,116,281,547
Other Assets, less Liabilities - 0.2%		5,209,321
Net Assets - 100.0%		$2,121,490,868

The accompanying notes are an integral part of these financial statements. 15

Managers Bond Fund

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Note: Based on the cost of investments of $2,013,833,433 for Federal income tax purposes at December 31, 2011, the aggregate gross unrealized appreciation and depreciation were $157,034,918 and $54,586,804, respectively, resulting in net unrealized appreciation of investments of $102,448,114.

†	Principal Amount stated in U.S. dollars unless otherwise noted.
#	Rounds to less than 0.1%.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2011, the value of these securities amounted to $349,783,025, or 16.5% of net assets.
[1]	Floating Rate Security. The rate listed is as of December 31, 2011. Date in parentheses represents the security’s next coupon rate reset.
[2]	Variable Rate Security. The rate listed is as of December 31, 2011, and is periodically reset subject to terms and conditions set forth in the debenture.
[3]

Illiquid Security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities at December 31, 2011, amounted to $50,874,405, or 2.4% of net assets.

[4]	Some or all of these securities, amounting to a market value of $32,354,068, or 1.5% of net assets, were out on loan to various brokers.
[5]	Represents yield to maturity at December 31, 2011.
[6]

Convertible Security. A corporate bond or preferred stock, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. Convertible Bonds and Convertible Preferred Stocks at December 31, 2011, amounted to $35,441,812, or 1.7% of net assets, and $11,608,103, or 0.5% of net assets, respectively.

[7]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies amounted to $5,699,811, or 0.3% of net assets.
[8]	Yield shown represents the December 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[9]	Collateral received from brokers for securities lending was invested in this short-term investment.

Investment Abbreviations and Definitions:

AGM:	Assured Guaranty Municipal Corp.
AMBAC:	American Municipal Bond Assurance Corp.
BHAC:	Berkshire Hathaway Assurance Corp.
EMTN:	European Medium Term Note
FHLB:	Federal Home Loan Bank
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GMTN:	Global Multi-Currency Notes
MBIA:	MBIA Insurance Corp.
MTN:	Medium Term Note
NATL-RE:	National Public Finance Guarantee Corporation

Currency Abbreviations have been used throughout the portfolio to indicate amounts shown in currencies other than the U.S. dollar (USD):

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
EUR:	Euro
IDR:	Indonesian Rupiah
MXN:	Mexican Peso
NOK:	Norwegian Krone
NZD:	New Zealand Dollar
SGD:	Singapore Dollar

The accompanying notes are an integral part of these financial statements. 16

Managers Bond Fund

Notes to Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of December 31, 2011: (See Note 1 (a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Bond Fund
Investments in Securities
Asset-Backed Securities	—	$79,139,426	—	$79,139,426
Common Stocks†	$12,167,499	—	—	12,167,499
Corporate Bonds and Notes††	—	1,454,834,780	—	1,454,834,780
Foreign Government and Agency Obligations	—	135,651,270	—	135,651,270
Mortgage-Backed Securities	—	24,627,493	—	24,627,493
Municipal Bonds	—	31,131,860	—	31,131,860
Preferred Stocks†	18,446,792	—	—	18,446,792
U.S. Government and Agency Obligations††	—	72,767,991	—	72,767,991
Other Investment Companies	287,514,436	—	—	287,514,436

Total Investments in Securities	$318,128,727	$1,798,152,820	—	$2,116,281,547

†	All common stocks and preferred stocks held in the Fund are level 1 securities. For a detailed breakout of these securities, please refer to the Schedule of Portfolio Investments.
††	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2011, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements. 17

Managers Bond Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments at value* (including securities on loan valued at $32,354,068)	$2,116,281,547
Cash	453,752
Foreign currency**	10,927,508
Dividends, interest and other receivables	25,784,415
Receivable for Fund shares sold	6,899,935
Receivable from affiliate	84,912
Prepaid expenses	70,521
Total assets	2,160,502,590
Liabilities:
Payable upon return of securities loaned	33,504,336
Payable for Fund shares repurchased	3,362,470
Accrued expenses:
Investment advisory and management fees	1,105,878
Administrative fees	445,206
Other	593,832
Total liabilities	39,011,722
Net Assets	$2,121,490,868
Shares outstanding	81,704,329
Net asset value, offering and redemption price per share	$25.97
Net Assets Represent:
Paid-in capital	$2,080,437,992
Undistributed net investment income	143,958
Accumulated net realized loss from investments and foreign currency transactions	(61,741,088)
Net unrealized appreciation of investments and foreign currency translations	102,650,006
Net Assets	$2,121,490,868
* Investments at cost	$2,013,833,433
** Foreign currency at cost	$10,590,725

The accompanying notes are an integral part of these financial statements. 18

Managers Bond Fund

Statement of Operations

For the year ended December 31, 2011

Investment Income:
Interest income	$107,604,848
Dividend income	1,591,942
Securities lending fees	290,910
Foreign withholding tax	(108,663)
Total investment income	109,379,037
Expenses:
Investment advisory and management fees	12,772,266
Administrative fees	5,108,906
Transfer agent	2,421,895
Professional fees	288,976
Custodian	257,589
Reports to shareholders	256,416
Trustees fees and expenses	128,751
Registration fees	123,933
Miscellaneous	79,377
Total expenses before offsets	21,438,109
Expense reimbursements	(1,204,284)
Fee waivers	(40,052)
Expense reductions	(2,428)
Net expenses	20,191,345
Net investment income	89,187,692
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	24,234,901
Net realized gain on foreign currency transactions	443,045
Net change in unrealized appreciation of investments	3,870,792
Net change in unrealized depreciation of foreign currency transactions	(506,100)
Net realized and unrealized gain	28,042,638
Net increase in net assets resulting from operations	$117,230,330

The accompanying notes are an integral part of these financial statements. 19

Managers Bond Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2011	2010
Increase in Net Assets From Operations:
Net investment income	$89,187,692	$99,436,805
Net realized gain (loss) on investments and foreign currency transactions	24,677,946	(10,720,652)
Net change in unrealized appreciation of investments and foreign currency translations	3,364,692	128,628,663
Net increase in net assets resulting from operations	117,230,330	217,344,816
Distributions to Shareholders:
From net investment income	(91,439,318)	(100,016,927)
From Capital Share Transactions:
Proceeds from sale of shares	675,736,563	514,097,164
Reinvestment of dividends and distributions	83,384,606	92,243,870
Cost of shares repurchased	(649,797,137)	(930,994,796)
Net increase (decrease) from capital share transactions	109,324,032	(324,653,762)
Total increase (decrease) in net assets	135,115,044	(207,325,873)
Net Assets:
Beginning of year	1,986,375,824	2,193,701,697
End of year	$2,121,490,868	$1,986,375,824
End of year undistributed net investment income	$143,958	$1,680,657

Share Transactions:
Sale of shares	25,821,719	20,305,382
Shares issued in connection with reinvestments of dividends and distributions	3,201,464	3,644,161
Shares repurchased	(24,893,267)	(36,671,325)
Net increase (decrease) in shares	4,129,916	(12,721,782)

The accompanying notes are an integral part of these financial statements. 20

Managers Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$25.61	$24.29	$19.65	$25.34	$24.84
Income from Investment Operations:
Net investment income[1]	1.14	1.16	1.30	1.42	1.22
Net realized and unrealized gain (loss) on investments[1]	0.39	1.34	4.62	(5.42)	0.49
Total from investment operations	1.53	2.50	5.92	(4.00)	1.71
Less Distributions to Shareholders from:
Net investment income	(1.17)	(1.18)	(1.28)	(1.41)	(1.21)
Net realized gain on investments	—	—	—	(0.28)	(0.00)[5]
Total distributions to shareholders	(1.17)	(1.18)	(1.28)	(1.69)	(1.21)
Net Asset Value, End of Year	$25.97	$25.61	$24.29	$19.65	$25.34
Total Return[2]	6.06%	10.47%[4]	31.12%[4]	(16.31)%	7.06%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets[2]	4.36%	4.59%	5.93%	6.10%	4.91%
Portfolio turnover	17%	17%	23%	39%	21%
Net assets at end of year (000’s omitted)	$2,121,491	$1,986,376	$2,193,702	$1,888,919	$2,022,891

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.05%	1.06%	1.10%	1.10%	0.99%
Ratio of net investment income to average net assets	4.30%	4.52%	5.82%	5.99%	4.91%

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Rounds to less than $0.01.

21

Notes to Financial Statements

December 31, 2011

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the Managers Bond Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its Net Asset Value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

22

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2011, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the Federal funds rate on the day of the overdraft. For the year ended December 31, 2011, the Fund had no overdraft fees.

The Fund also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2011, the transfer agent expense was reduced by $2,428.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund has made in JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2011, the management fee was reduced by $40,052.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income	$91,439,318	$100,016,927
Short-term capital gains	—	—
Long-term capital gains	—	—

Totals	$91,439,318	$100,016,927

23

Notes to Financial Statements (continued)

As of December 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$61,741,088
Undistributed ordinary income	180,296
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—
Post-October loss deferral	—

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008-2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

New Tax Law: Regulated Investment Company Modernization Act:

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RIC”). Some highlights of the enacted provisions are as follows:

New post-enactment capital losses may now be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act repealed the 60-day designation requirement for certain types of pass-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31, or December 31, reducing the circumstances under which a RIC might be required to send shareholders amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The Fund’s first taxable year subject to the Act is the current year ended December 31. 2011.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2011, the Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts

Bond Fund	Short-Term	Long-Term	Expires December 31,
(Pre-Enactment)	$46,433,792	—	2017
(Pre-Enactment)	15,307,296	—	2018

Totals	$61,741,088	—

For the year ended December 31, 2011, the Fund utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized

	Short-Term	Long-Term
Bond Fund	$23,531,032	—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Fund as follows: three collectively own 62%. Transactions by these shareholders may have a material impact on the Fund.

h.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and

24

Notes to Financial Statements (continued)

losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i.	Foreign Securities

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund would pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average net assets. The annual investment management fee rates, as a percentage of average daily net assets, for the year ended December 31, 2011, was 0.625%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets for this service.

The Investment Manager has contractually agreed, through at least May 1, 2012, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.99% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

For the year ended December 31, 2011, the Fund’s components of reimbursement available are detailed in the following chart:

Managers Bond Fund
Reimbursement Available - 12/31/10	$6,378,875
Additional Reimbursements	1,204,284
Repayments	—
Expired Reimbursements	(2,432,313)

Reimbursement Available - 12/31/11	$5,150,846

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year. The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only

25

Notes to Financial Statements (continued)

made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2011, the Fund loaned to other Managers Funds varying amounts up to $4,865,965 for 2 days receiving interest of $229. The interest amounts are included in the Statement of Operations as interest income. For the same period, the Fund did not borrow from any other Managers Funds.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2011, were $212,616,901 and $221,084,775, respectively. Purchases and sales of U.S. Government obligations for the year ended December 31, 2011, were $99,648,575 and $195,585,646, respectively.

4.	Portfolio Securities Loaned

The Fund participated in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of the Fund, entered into an agreement with BNYM and the Bank of New York Mellon Corporation (“BNYMC”) with respect to the Fund’s position in ICRF, pursuant to which (i) BNYMC would support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) and held by Series B of the ICRF, and (ii) once certain conditions were met, BNYMC would purchase the defaulted securities from the Fund. On October 17, 2011, after certifying that the Fund had met all necessary conditions, BNYMC purchased the Lehman Securities from the Fund at a predetermined price, which represented a premium over the fair market value of the Lehman Securities at that date.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses and expects the risk of material loss to be remote.

6.	Risks Associated with High Yield Securities

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8.	Derivative Instruments

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments would be on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Schedule of Portfolio Investments. The derivative instruments outstanding as of the fiscal year end as disclosed in the Statement of Assets and Liabilities and the realized and unrealized changes in gains and losses on derivative instruments during the fiscal year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

9.	Forward Foreign Currency Contracts

During the fiscal year ended December 31, 2011, the Fund invested in forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future

26

Notes to Financial Statements (continued)

date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

10.	New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” ASU No. 2011-03 changes the assessment of effective control for repurchase agreements including dollar roll transactions. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

11.	Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

	2011	2010
Ordinary Income - QDI	1.60%	0.00%
Ordinary Income - DRD	0.61%	0.00%

Pursuant to section 852 of the Internal Revenue Code, Managers Bond Fund hereby designates $0, as a capital gain distribution with respect to the taxable year ended December 31, 2011, or if subsequently determined to be different, the net capital gains of such year.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Fund and the Shareholders of Managers Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Bond Fund (one of the series constituting The Managers Funds, hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2012

28

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).
*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

29

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

*	formerly PNC Global Investment Servicing (U.S.) Inc.

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MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSES SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC
Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Managers Special Equity Fund	$23,389	$26,430
Managers International Equity Fund	$31,622	$31,002
Managers Emerging Markets Equity Fund	$27,715	$27,172
Managers Bond Fund	$39,327	$38,556
Managers Global Bond Fund	$25,693	$25,189
All Funds in the Managers Complex Audited by PwC	$994,830	$994,109

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Managers Special Equity Fund	$7,340	$7,200
Managers International Equity Fund	$10,200	$10,000
Managers Emerging Markets Equity Fund	$10,200	$10,000
Managers Bond Fund	$9,190	$10,000
Managers Global Bond Fund	$10,200	$10,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2010	2009	2010	2009	2010	2009
Control Affiliates	$424,730	$580,765	$747,820	$479,175	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

Not applicable.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	March 5, 2012

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	March 5, 2012